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                                                                     EXHIBIT 4.7


          _________________________________________________________________
          _________________________________________________________________







                                  SECURITY AGREEMENT


                                       between


                                 DISCOVERY ZONE, INC.


                                         and


                         STATE STREET BANK AND TRUST COMPANY
                                 as Collateral Agent




                              Dated as of July 22, 1997







          _________________________________________________________________
          _________________________________________________________________


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                                  SECURITY AGREEMENT



         THIS SECURITY AGREEMENT, dated as of July 22, 1997 (the "Security Agreement"), is entered into by and between DISCOVERY ZONE, INC., (together with its successors and assigns, the "Company"), and STATE STREET BANK AND TRUST COMPANY, as the Trustee and Collateral Agent under the Indenture (defined below) and secured party hereunder, for its benefit and the ratable benefit of the holders of the Notes (defined below) (together with its successors and assigns, in such capacity, the "Collateral Agent"). This Security Agreement is being entered into in connection with, pursuant to and as collateral security for the debts, liabilities and obligations arising under or with respect to the Indenture and the Notes.

         NOW, THEREFORE, in consideration of the premises and the covenants set forth herein and in the Indenture, the parties hereto agree as follows.


                                      ARTICLE I

                                     DEFINITIONS

    1.1 DEFINED TERMS. As used herein, capitalized terms defined in the Indenture and not otherwise defined herein are used herein as so defined.
All terms defined in the UCC (defined below) and not otherwise defined herein or in the Indenture shall have the meanings assigned to them in the UCC.

         "Accounts" shall mean all present and future rights of the Company to payment for goods sold or leased or for services rendered, whether or not evidenced by instruments or chattel paper, and whether or not earned by performance, including, without limitation, accounts receivable and all indebtedness due and owing from any Subsidiary (or any other subsidiary of the Company), whether or not evidenced by a promissory note, intercompany credit or other instrument of indebtedness.

         "Affiliate" of any specified Person shall mean any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such specified Person, whether through the ownership of voting securities, by agreement or otherwise; provided, however, that beneficial ownership of 10% or more of the aggregate voting power of the voting securities of a Person shall


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be deemed to be control. Notwithstanding the foregoing definitions, none of
Jefferies & Company, Inc. and its Affiliates shall be considered Affiliates of the Company or any of its Subsidiaries (or any other subsidiaries of the Company).

         "Capital Stock" shall mean, with respect to any Person, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock and any and all warrants, options and rights with respect thereto, including, without limitation, each class of common stock and preferred stock, partnership interests and other indicia of ownership of such Person.

         "Collateral" shall have the meaning assigned to it in Article II hereof.

         "Equipment" shall mean all of the Company's now owned and hereafter acquired machinery, equipment, furniture, furnishings, fixtures, and other tangible personal property (except Inventory), including, without limitation, data processing hardware and software, motor vehicles, aircraft, dies, tools, jigs, signage, tubes, slides, ball bins, climbing mountains, air and water trampolines, obstacle courses, ramps, devices for crawling, jumping, running, swinging and climbing, and other "soft zone" equipment and toys, games, arcade games and video and other electronic entertainment games, chairs, jungle gyms, kitchen and other food and beverage equipment, identification devices and office equipment, as well as all of such types of property leased by the Company and all of the Company's rights and interests with respect thereto under such leases (including, without limitation, options to purchase); together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located.

         "Indenture" shall mean the Indenture, dated July 22, 1997, among the Company, the Subsidiary Guarantors and the Collateral Agent, as trustee thereunder, relating to the Notes, as amended or supplemented from time to time in accordance with its terms.

         "Intercreditor Agreement" shall mean an agreement between the Collateral Agent and a Lender, substantially in the form of Exhibit G attached to the Indenture, to be entered into after the Issue Date, if the Company and such Lender enter into an Eligible Credit Facility.

         "Inventory" shall mean all of the Company's now owned and hereafter existing or acquired goods, merchandise, inventory and other personal property other than personal property leased in connection with any real property lease, all raw materials,


                                         -2-


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work-in-process, finished goods, returned goods, and materials and supplies of any kind, nature or description which are or might be used or consumed, wherever located, in the Company's business or used in connection with the manufacture, packing, shipping, advertising, maintenance, selling or finishing of such goods, merchandise, inventory and other personal property, and all documents of title or other documents representing them.

         "Lender" shall mean a Person that is not an Affiliate and is a lender in an Eligible Loan Facility.

         "McDonald's Collateral" shall mean those certain fourteen parcels of real property and related fixtures, including, without limitation, any proceeds thereof, which properties and proceeds are subject to McDonald's Senior Liens.

         "McDonald's shall mean the McDonald's Corporation, a Delaware corporation, and its successors and assigns.

         "McDonald's Secured Note" shall mean a secured promissory note to be issued on the Issue Date by the Company in favor of McDonald's pursuant to the Plan of Reorganization which note represents restructured secured claims against the Company in an estimated aggregate principal amount of up to $4,600,000.

         "McDonald's Secured Rent Deferral Notes" shall mean secured promissory notes to be issued on the Issue Date by the Company in favor of McDonald's pursuant to the Plan of Reorganization, which notes represent restructuring of rent deferrals which McDonald's granted to the Company during bankruptcy proceedings of the Company in an estimated aggregate principal amount of up to $300,000.

         "McDonald's Senior Liens" shall mean the first priority liens of McDonald's on the McDonald's Collateral as set forth in the first mortgages, deeds of trust and/or deeds to secure debt, which McDonald's Senior Liens secure, among other things, the payment of the McDonald's Secured Note, the McDonald's Secured Rent Deferral Notes and any obligations of the Debtors (as defined in the Plan or Reorganization) or the Company or any of the other Reorganized Debtors (as defined in the Plan of Reorganization) that may arise under (i) the agreement to indemnify as set forth in Section 10.3(f) and
Section 11.2(a)(iii) of the Agreement and Plan of Merger, dated as of August 30, 1994, by and among Discovery Zone, Inc., Discovery Zone International, Inc., Leaps & Bounds, Inc. and McDonald's and (ii) the Stipulation and Order Between Debtors and McDonald's Providing for the Resolution, Settlement and Compromise of Disputes and for Rent Deferrals and Allowance of Certain Claims, entered by the United States Bankruptcy Court for the District of Delaware on November 18, 1996, which liens are senior to the subordinate liens on the McDonald's Collateral granted by the Company to the Collateral Agent as set forth in the Subordination Agreement.


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         "Notes" shall mean the 13 1/2% Senior Secured Notes due 2002 of the
Company, and the 13 1/2% Senior Secured Notes due 2002, Series B, or Private Exchange Notes issued in exchange therefor in accordance with the Indenture, in the aggregate principal amount of $85,000,000.

         "Obligations" shall mean the Company's and the Subsidiary Guarantors' Obligations under the Indenture, the Notes and the Collateral Agreements.

         "Person" or "person" shall mean any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Purchase Agreement" shall mean the Purchase Agreement, dated July 15, 1997, between the Company and Jefferies & Company, Inc., as the initial purchaser, relating to the purchase and sale of the Notes.

         "Records" shall mean all of the present and future books of account of every kind or nature of the Company, purchase and sale agreements, invoices, ledger cards, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data relating to the Collateral or any account debtor, together with the tapes, disks, diskettes and other data and software storage media and devices, file cabinets or containers in or on which the foregoing are stored (including any rights of the Company with respect to the foregoing maintained with or by any other person).

         "Requisite Holders" shall mean the Holder or Holders of at least a majority in principal amount of the outstanding Notes, unless otherwise provided in Article Six of the Indenture.

         "Secured Parties" shall mean the collective reference to the Collateral Agent and each Holder.

         "Securities" shall have the meaning assigned to it in Article II hereof.

         "Subordination Agreement" shall mean the Subordination Agreement dated July __, 1997 between the Collateral Agent and McDonald's with respect to the relative priorities of the security interests and liens on the McDonald's Collateral encumbered by the McDonald's Senior Liens.

         "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York, PROVIDED that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, "UCC"

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means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy.

         "Voting Stock" shall mean, with respect to any Person one or more classes of the Capital Stock of such Person having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time Capital Stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).


                                      ARTICLE II

                             GRANT OF SECURITY INTERESTS

         2.1 SECURITY INTEREST. As security for the prompt and complete payment and performance in full of the principal of, premium, if any, and interest on the Notes when and as the same shall be due and payable, whether on an Interest Payment Date, at maturity, by acceleration, purchase, repurchase, redemption or otherwise, and interest on the overdue principal of, premium and interest, if any, to the extent such premium or interest is permitted by law, on the Notes and the performance of all other Obligations, the Company hereby grants to the Collateral Agent, for the benefit of itself and the Holders, a security interest in and continuing lien on, all of their right, title and interest in, to and under the following, in each case, whether now owned or existing or hereafter acquired or arising, and wherever located (all of which is defined as the "Collateral"):

         (i)       Accounts;

         (ii) subject to the final paragraph of this Section 2.1, all present and future contract rights (including, without limitation, all rights under service contracts pursuant to which the Company renders its services to its customers, which rights shall include any and all rights to all retainers which may arise thereunder), general intangibles (including, but not limited to, tax and duty refunds, patents, trade secrets, trademarks, service marks, copyrights, trade names, trade styles, logos, applications and registrations for the foregoing, goodwill, processes, drawings, blueprints, customer lists, licenses, whether as licensor or licensee, choses in action and other claims), chattel paper, documents, instruments, letters of credit, bankers' acceptances and guaranties;

         (iii) all present and future monies, securities, credit balances, deposit accounts and other property of the Company now or hereafter held or received by or in transit to Lender or its Affiliates or any other lender or at any other depository or other institution from or for the account of the

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Company, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of Accounts and other Collateral, including, without limitation, (a) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit and credit and other insurance related to the Collateral, (b) rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, (c) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, Accounts or other Collateral, including, without limitation, returned, repossessed and reclaimed goods, and (d) deposits by and property of account debtors of other persons securing the obligations of account debtors; PROVIDED, HOWEVER, that the Collateral shall not include (A) the Escrow Funds,
(B) the Pledged Securities and other collateral held subject to the Escrow Agreement (which are subject to the pledge and security interest granted therein) unless made subject to the security interest and lien hereof, (C) the Capital Stock of the Subsidiary Guarantors and the Company's other subsidiaries which are subject to the Pledge Agreement (and the pledge and security interest granted therein) and (D) the cash proceeds from the disposition of any McDonald's Collateral subject to the McDonald's Senior Lien;

         (iv)      Inventory;

         (v)       Equipment;

         (vi)      Records; and

         (vii) all products and proceeds of the foregoing, in any form, including without limitation, insurance proceeds and all claims against third parties for loss or damage to or destruction of any or all of the foregoing.

         In no event shall the Collateral Agent's security interest in a contract or agreement of the Company be deemed to be a present assignment, transfer conveyance, subletting or other disposition (an "Assignment") of such contract or agreement to the Collateral Agent within the meaning of any provision in such contract or agreement prohibiting, or requiring any consent or establishing any other conditions for, an assignment thereof by the Company.
The Collateral Agent acknowledges that any sale, transfer or Assignment of any such contract or agreement upon the enforcement of the Collateral Agent's security interest therein would be subject to the terms of such contract or agreement governing Assignment, except as otherwise provided in Section 9-318 of the UCC. The Collateral Agent's security interest in each contract or agreement of the Company shall attach from the date hereof to all of the following, whether now existing or hereafter arising or acquired: (i) all of the Company's Accounts and general intangibles for money due or to become due arising under

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such contract or agreement; (ii) all proceeds paid or payable to the Company from any sale, transfer or assignment of such contract or agreement and all rights to receive such proceeds; and (iii) all other rights and interests of the Company in, to and under such contract or agreement to the fullest extent that attachment thereto would not be a violation of such contract or agreement directly or indirectly entitling a party thereto (other than the Company or Affiliate thereof) to a legally enforceable right to terminate such contract or agreement.


                                     ARTICLE III

                            REPRESENTATIONS AND WARRANTIES

         The Company hereby represents and warrants to the Collateral Agent, which representations and warranties shall survive execution and delivery of this Security Agreement, as follows:

         3.1  VALIDITY, PERFECTION AND PRIORITY.

              Except as permitted under the Indenture, the security interests in the Collateral granted to the Collateral Agent hereunder will constitute valid and continuing first priority perfected security interests therein, to the extent that such security interests may be perfected by the actions described in
Section 10.03 of the Indenture and subsections (i) and (ii) of this Section 3.1, superior and prior to all Liens and rights or claims of all other Persons, except Permitted Liens and as otherwise provided in the Indenture, subject only to the terms of the Intercreditor Agreement and the Subordination Agreement (with respect to the McDonald's Collateral), upon (i) the filing of U.C.C. financing statements and continuation statements naming the Company as "debtor" and the Collateral Agent as "secured party" and describing the Collateral in the filing offices set forth on Schedule 3.1 hereto, and (ii) to the extent not subject to Article 9 of the U.C.C. in any applicable jurisdiction, the recordation of the security interests granted hereunder in patents, trademarks and copyrights in the applicable patent, trademark and copyright registries and the registration of all copyrights.

         3.2  NO LIENS; OTHER FINANCING STATEMENTS.

              (a) Except for the Security Interest granted to the Collateral Agent hereunder and any security interest and liens contemplated by the Intercreditor Agreement that may in the future be granted to the Lender under the Eligible Loan Facility and except for the Permitted Liens, including, without limitation, the McDonald's Senior Liens, the Company owns and, as to all Collateral whether now existing or hereafter acquired, will continue to own, each item of the Collateral free and clear of all Liens, rights and claims, and the Company shall defend the

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Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Collateral Agent on the Collateral entitled to priority therein under applicable law.

              (b) No financing statement or other evidence of any Lien covering or purporting to cover any of the Collateral is on file and is effective in any public office other than (i) financing statements filed or to be filed in connection with the Security Interests granted to the Collateral Agent hereunder, (ii) financing statements filed or to be filed in connection with the Eligible Loan Facility, (iii) financing statements for which proper, executed termination statements have been delivered to the Collateral Agent for filing, (iv) mortgages, deeds of trust, deeds to secure debt, fixture filings, financing statements or other evidence of Liens filed or to be filed in connection with the McDonald's Senior Liens and/or the Subordination Agreement, and (v) financing statements filed by pre-petition creditors as set forth in the Company's Plan of Reorganization but which no longer evidence valid or existing security interests in the Collateral.

         3.3 CHIEF EXECUTIVE OFFICES. The chief executive offices of the Company are 110 East Broward Boulevard, Fort Lauderdale, Florida 33301 and 50 Main Street, White Plains, New York 10606. The originals of the Records are located at such chief executive offices of the Company. All Records are maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from the chief executive offices or other offices identified on Schedule 3.3 as such.

         3.4 LOCATION OF INVENTORY. All Inventory is kept only at (or shall be in transit to) the locations listed on Schedule 3.3 hereto. None of such Inventory is in the possession of an issuer of a negotiable document (as defined in Section 7-104 of the UCC) therefor or otherwise in the possession of a bailee or other Person.

         3.5 TRADE NAMES; PRIOR NAMES. The only names under which the Company has conducted business during the last five years are as set forth on Schedule
3.5 hereto.

         3.6  RECEIVABLES.

              (a) Each Account (other than indebtedness due and owing from a Subsidiary or any other subsidiary of the Company) arises from the actual and BONA FIDE sale and delivery of goods by the Company or rendition of services by the Company in the ordinary course of its business which transactions are completed in all material respects with those terms and provisions contained in any document related thereto, except for prepaid passes to FunCenters (as defined in the Offering Memorandum) and deposits for birthday parties or other similar functions which

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sale and delivery of goods by the Company or rendition of services by the
Company are to be completed in the ordinary course of its business.

              (b) The representations and warranties contained in this Section shall be deemed to be repeated by the Company as of the time when each respective Account arises.

              (c) Each Account arising from indebtedness due and owing from a Subsidiary or any other subsidiary of the Company is a BONA FIDE intercompany indebtedness arising from an appropriate business purpose incurred in the ordinary course of the Company's business and in accordance with GAAP.

         3.7  INTELLECTUAL PROPERTY.

              (a) Schedule 3.5 sets forth (i) all United States, state and foreign registration of and applications for patents, trademarks, service marks and copyrights of the Company and (ii) all patent licenses, trademark and service mark licenses and copyright licenses material to the business of the Company; and

              (b) the Company owns, or has valid rights to use, all patents, trademarks, trade secrets, copyrights, and similar intellectual property rights material to the business of the Company and used in the conduct of the Company's business.

         3.8 EQUIPMENT. All Equipment is owned free and clear of all Liens, except Permitted Liens, is located only at the location set forth on
Schedule 3.3 hereto and is in good working condition subject only to wear and tear in the ordinary course, all of which is accounted for at the lower of cost or fair market value in accordance with GAAP on the financial statements of the Company.

         3.9 BASIC REPRESENTATIONS AND WARRANTIES. As of the Issue Date (assuming that the Confirmation Order (as defined in the Plan of Reorganization) has become a Final Order (as defined in the Plan of Reorganization) and the Approved Plan (as defined in the Plan of Reorganization) has become Effective (as defined in the Plan of Reorganization)), the Company (a) will be duly organized and validly existing in good standing under the laws of the jurisdiction of its formation or other jurisdiction in which it is qualified to do business; (b) will have the power and authority to execute, deliver and carry out the terms and provisions of this Security Agreement and consummate the transactions contemplated hereby; (c) will have taken all necessary action to authorize the execution, delivery and performance of this Security Agreement and the consummation of the transactions contemplated hereby; and (d) will have duly executed and delivered this Security Agreement. As of the Issue Date (assuming that the Confirmation Order has become a Final Order and the Approved Plan has become Effective), this Security

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Agreement will constitute the Company's legal, valid and binding obligation, enforceable against the Company in accordance with its terms.


                                      ARTICLE IV

                                      COVENANTS

         The Company covenants and agrees with the Collateral Agent that from and after the date of this Security Agreement:

         4.1 FURTHER ASSURANCES. The Company will from time to time at its own expense, promptly execute, deliver, file and record all further instruments, endorsements and other documents, and take such further action as the Collateral Agent may deem necessary or desirable in obtaining the full benefits of this Security Agreement and of the rights, remedies and powers herein granted, including, without limitation, the following:

                 (i) the filing of any financing statements, in form acceptable to the Collateral Agent under the Uniform Commercial Code in effect in any jurisdiction with respect to the liens and security interests granted hereby (and the Company hereby (x) authorizes the Collateral Agent to file any such financing statement without its respective signature to the extent permitted by applicable law and (y) agrees that a photocopy or other reproduction of this Security Agreement shall be sufficient as a financing statement and may be filed in lieu of the original to the extent permitted by applicable law);

                 (ii) furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may request, all in reasonable detail and in form satisfactory to the Collateral Agent; and

                 (iii) execute and deliver the Trademark Assignment and cause it to be duly filed with the United States Patent and Trademark Office.

         4.2 CHANGE OF NAME, IDENTITY, CORPORATE STRUCTURE, CHIEF EXECUTIVE OFFICES, OR LOCATION OF INVENTORY AND EQUIPMENT. The Company will not change its name, identity, corporate structure or the location of its chief executive offices (as specified in Section 3.3) or location of its Inventory or Equipment without (i) giving the Collateral Agent at least thirty (30) days' prior written notice clearly describing such new name, identity, corporate structure or new location and providing such other information in connection therewith as the Collateral Agent may reasonably request, and (ii) taking all action reasonably satisfactory to the Collateral Agent as the Collateral Agent may

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reasonably request to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected with the same or better priority than exists on the date hereof and in full force and effect. All Accounts and Records of the Company will continue to be maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, such chief executive office or a location identified as a location at which Accounts or Records are maintained, controlled and directed on Schedule 3.3, or such new locations as the Company may establish in accordance with this Section 4.2.

         4.3 MAINTAIN RECORDS. The Company will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, but not limited to, the originals of all documentation with respect to all Accounts and records of all payments received and all credits granted on the Accounts, and all other dealings therewith.

         4.4 RIGHT OF INSPECTION. The Collateral Agent shall at all times have full and free access during normal business hours and upon reasonable notice to the Company to all the books, correspondence and records of the Company, and the Collateral Agent and its representatives may examine the same, take extracts therefrom and make photocopies thereof, and the Company agrees to render the Collateral Agent, at the cost and expense of the Company, such clerical and other assistance as may be reasonably requested with regard thereto.

         4.5 PAYMENT OF OBLIGATIONS. The Company will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral, as well as all claims of any kind (including, without limitation, claims for labor, materials, supplies and services) against or with respect to the Collateral, except that no such tax, assessment, charge or levy need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings properly instituted and diligently conducted for which adequate reserves, to the extent required under GAAP, have been taken and (ii) such proceedings do not involve, in the sole opinion of the Collateral Agent, any material danger for the sale, forfeiture or loss of any of the Collateral or any interest therein.

         4.6 NEGATIVE PLEDGE. The Company will not create, incur or permit to exist, and will defend the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Security Interest created hereby, Liens in favor of the Lender under the Eligible Loan Facility, and Permitted Liens, including, without limitation, the McDonald's Senior Liens.

         4.7 LIMITATIONS ON DISPOSITIONS OF COLLATERAL. The Company will not sell, transfer, lease or otherwise dispose of

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any of the Collateral, or attempt, offer or contract to do so except as permitted in the Indenture.

         4.8 PERFORMANCE BY THE COLLATERAL AGENT OF THE OBLIGATIONS OF THE COMPANY; REIMBURSEMENT. If the Company fails to perform or comply with any of its agreements contained herein, the Collateral Agent may, without consent by the Company, but upon written notice to the Company reasonably given, perform or comply or cause performance or compliance therewith, and the expenses of the Collateral Agent incurred in connection with such performance or compliance, together with interest thereon at a rate per annum borne by the Notes, shall be payable by the Company to the Collateral Agent on demand and such reimbursement obligation shall be secured hereby; PROVIDED, HOWEVER, that such interest shall only be so due and payable if such expenses have not been so paid on demand and in any event within ten (10) days of such notice; and, provided further, that such interest shall be tolled in the event any such expenses are contested in good faith as in error and the resolution of any such contest is diligently pursued by the Company.

         4.9 NO IMPAIRMENT. Except as expressly permitted herein or in the Indenture (including the creation of Permitted Liens), the Company will not take or knowingly permit to be taken any action which could impair the Collateral Agent's rights in the Collateral. The Company shall promptly notify the Collateral Agent of any changes in fact or circumstance represented or warranted by the Company or that could reasonably be expected to have a material adverse effect with respect to any material portion of the Collateral, of any impairment of the Collateral and of any claim, action or proceeding affecting title to all or any of the Pledged Collateral.

         4.10 INSURANCE. The Company will maintain, with financially sound and reputable insurers acceptable to the Collateral Agent and licensed to do business in each state in which any of the Collateral covered by any policy is located, insurance in compliance with Section 4.05(b) of the Indenture. All policies of insurance shall (i) name the Collateral Agent as additional insured (with respect to liability insurance policies) or loss payee with a lender's loss payable endorsement, (ii) include waivers by the insurer of all claims for insurance premiums against the Collateral Agent, (iii) provide that any losses shall be payable to the Collateral Agent notwithstanding (A) any act, failure to act or negligence of or violation of warranties, declarations or conditions contained in such policy by the Company, (B) any foreclosure or other proceedings or notice of sale relating to any Collateral insured thereunder, or
(C) any change in the title to or ownership of any Collateral insured thereunder, and (iv) provide that no cancellation, termination or lapse in coverage thereof shall be effective until at least 30 days after receipt by the Collateral Agent of written notice thereof.

         4.11 EQUIPMENT. The Company shall maintain the Equipment in good and working condition free of all Liens, except Permitted Liens, and shall not remove or relocate any Equipment except as provided herein, except that any motor vehicles or aircraft intended to be mobile may be so used to the extent that all necessary and appropriate actions have been taken and filings made to perfect a first priority security interest therein in favor of the Collateral Agent for its benefit and the ratable benefit of the Holders.


                                      ARTICLE V

                                  POWER OF ATTORNEY

         The Company hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Company and in the name of the Company, from time to time in the Collateral Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action, and to execute in any appropriate manner any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement.

         The Company hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.


                                      ARTICLE VI

                            REMEDIES; RIGHTS UPON DEFAULT

         6.1  RIGHTS AND REMEDIES GENERALLY.

              (a) If an Event of Default shall occur and be continuing, then and in every such case, the Collateral Agent shall have all the rights of a secured party under the UCC, shall have all rights now or hereafter existing under all other applicable laws, and, subject to any mandatory requirements of applicable law then in effect, shall have all the rights set forth in this Security Agreement and all the rights set forth with respect to the Collateral or this Security Agreement in any other agreement between the parties.

              (b) If an Event of Default occurs and is continuing, the Collateral Agent may, and within three Business Days after written instructions from the Requisite Holders shall, commence the taking of such actions toward collection or enforcement of this Security Agreement and the Collateral (or any portion thereof), including, without limitation, action toward foreclosure upon any Collateral, as the Collateral Agent deems in its discretion to be appropriate or as otherwise instructed in writing by the Requisite Holders.

         6.2 ASSEMBLY OF COLLATERAL. If an Event of Default shall occur and be continuing, immediately upon written notice to the Company, the Company shall, at its own expense, and to the extent commercially practicable, assemble the Collateral (or from time to time any portion thereof) and make it available to the Collateral Agent at any place or places designated by the Collateral Agent which is reasonably convenient to both parties.

         6.3 DISPOSITION OF COLLATERAL. The Collateral Agent will determine the circumstances and manner in which the Collateral will be disposed of, including, but not limited to, the determination of whether to foreclose on the Collateral following an Event of Default. The Collateral Agent will give the Company reasonable written notice of the time and place of any public sale of the Collateral or any part thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The Company agrees that the requirements of reasonable notice to it shall be met if such notice is delivered to its address specified in and in accordance with Section 7.3 of this Security Agreement (or such other address that the Company may provide to the Collateral Agent in writing) at least ten days before the time of any public sale or after which any private sale may be made.

         6.4   PROCEEDS.  If an Event of Default shall occur and be continuing,
(i) all proceeds and distributions on the Collateral received by the Company shall be held in trust for the Collateral Agent, segregated from other funds of the Company in a separate deposit account containing only such proceeds and distributions, and shall forthwith upon receipt thereof, be turned over to the Collateral Agent in the same form received (appropriately endorsed or assigned to the order of the Collateral Agent or in such other manner as shall be satisfactory to the Collateral Agent) and (ii) any and all such proceeds and distributions received by the Collateral Agent (whether from the Company or otherwise), or any part thereof, may, in the sole discretion of the Collateral Agent, be held by the Collateral Agent in a separate account as Collateral hereunder and/or then or at any time or from time to time thereafter, be applied by the Collateral Agent against the Obligations (whether matured or unmatured) and related expenses, including attorney's fees as provided in Section 6.7 below.

         6.5 RECOURSE. The Company shall pay or remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to satisfy the Obligations. The Company shall also be liable for all expenses of the Collateral Agent incurred in connection with collecting such deficiency, including, without limitation, the fees and disbursements of any attorneys employed by the Collateral Agent to collect such deficiency.

         6.6 EXPENSES; ATTORNEYS FEES. The Company shall pay or reimburse the Collateral Agent for all its expenses in connection with the exercise of its rights hereunder, including, without limitation, (i) all reasonable attorneys' fees and legal expenses incurred by the Collateral Agent and (ii) all filing fees and related expenses contemplated by Section 4.1 hereof. Expenses of retaking, holding, preparing for sale, selling or the like shall include the reasonable attorneys' fees and legal expenses of the Collateral Agent. All such expenses shall be secured hereby.

         6.7  LIMITATION ON DUTIES REGARDING PRESERVATION OF COLLATERAL.

         (a) The Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under
Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account;

         (b) The Collateral Agent shall have no obligation to take any steps to preserve rights against prior parties to any Collateral; and

         (c) Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligations to sell or otherwise dispose of any Collateral upon the request of the Company or otherwise, except with respect to actions taken or omitted with gross negligence, willful misconduct or in bad faith.

         6.8 COOPERATION OF SUBSIDIARY GUARANTORS. The Company shall cause any Subsidiary that becomes a Subsidiary Guarantor after the date hereof to enter into a supplement to the Subsidiary Security Agreement, pursuant to which such Subsidiary shall grant to the Collateral Agent for itself and the ratable benefit of the Holders and their respective successors and assigns, a continuing security interest in all of the Collateral then owned by such Subsidiary or thereafter acquired or arising as security for the prompt and complete payment and performance in full of all the Obligations.


                                     ARTICLE VII

                                    MISCELLANEOUS

         7.1 INDEMNITY. The Company agrees to indemnify, reimburse and hold the Collateral Agent and its officers, directors, employees, representatives and agents ("Indemnitees") harmless from any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs or expenses or disbursements (including reasonable attorneys' fees and expenses) for whatsoever kind or nature ("Losses") which may be imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Security Agreement or the transactions contemplated hereby, except to the extent that such Losses are caused by the gross negligence, willful misconduct or bad faith of such Indemnitees as determined by a final judgment of a court of competent jurisdiction. The obligations of the Company under this Section shall be secured hereby and shall survive payment and performance or discharge of the Obligations and the termination of this Security Agreement.

         7.2 GOVERNING LAW. THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS).

         7.3 NOTICES. Except as otherwise expressly provided herein, all notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy, telex, or cable communication), and shall be deemed to have been duly given or made when delivered by hand, or five days after being deposited in the United States mail, postage prepaid, or, in the case of telex notice, when sent, answer-back received, or in the case of telecopy notice, when sent, or in the case of a nationally recognized overnight courier service, one business day after delivery to such courier service, addressed, in the case of each party hereto to the following address, or to such other address as may be designated by any party in a written notice to the other party hereto:


         IF TO THE COMPANY:

              Discovery Zone, Inc.
              110 East Broward Boulevard
              Fort Lauderdale, Florida 33301
              Attention:  Chief Executive Officer
              Telephone:  (954) 627-2400
              Facsimile:  (954) 627-2760


         WITH A COPY TO:

              Shearman & Sterling
              599 Lexington Avenue
              New York, New York  10022
              Attention:  Douglas P. Bartner, Esq.
              Facsimile:  (212) 848-7179

         IF TO THE COLLATERAL AGENT:

              State Street Bank and Trust Company
              Two International Place
              Boston, MA  02110
              Attention:  Corporate Trust Department
              Telephone:  (617) 664-5326
              Facsimile:  (617) 664-5371


         WITH A COPY TO:

              Peabody & Arnold
              50 Rowes Wharf
              Boston, MA  02110
              Attention:  Robert J. Coughlin, Esq.
              Facsimile:  (617) 951-2125


         7.4 SUCCESSORS AND ASSIGNS. This Security Agreement shall be binding upon and inure to the benefit of the Company, the Collateral Agent, all future holders of the Obligations and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations under this Security Agreement without the prior written consent of the Collateral Agent.

         7.5 WAIVERS AND AMENDMENTS. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except in accordance with the terms of Article Nine of the Indenture. In the case of any waiver, the Company and the Collateral Agent shall be restored to their former position and rights hereunder and under the outstanding Obligations, and any Default or Event of Default waived shall be deemed to be cured and not continuing, but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

         7.6 NO WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of the Collateral Agent in exercising any right, power or privilege hereunder and no course of dealing between the Company and the Collateral Agent shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy which the Collateral Agent would otherwise have on any future occasion. The rights and remedies herein expressly provided are cumulative and may be exercised singly or concurrently and as often and in such order as the Collateral Agent deems expedient and are [6~not exclusive of any rights or remedies which the Collateral Agent would otherwise have whether by security agreement or now or hereafter existing under applicable law. No notice to or demand on the Company in any case shall entitle the

Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Collateral Agent to any other or future action in any circumstances without notice or demand.

         7.7 TERMINATION; RELEASE. When the Obligations have been completely paid and performed in full in accordance with Article Eight of the Indenture, this Security Agreement shall terminate, and the Collateral Agent, at the request and sole expense of the Company, and subject to and in accordance with the applicable terms of the Indenture, will execute and deliver to the Company the proper instruments (including UCC termination statements) acknowledging the termination of this Security Agreement, and will duly assign, transfer and deliver to the Company, without recourse, representation or warranty of any kind whatsoever, such of the Collateral and Securities as may be in possession of the Collateral Agent and that has not theretofore been disposed of, applied or released, all in accordance with the terms and conditions of the Indenture and other Collateral Documents. In addition, so long as no Default or Event of Default exists (with respect to a Released Interest other than in connection with the immediately preceding sentence), the Collateral Agent, at the request and sole expense of the Company, will execute and deliver to the Company the proper instruments to effect the release of the Released Interests in compliance with Section 10.05 of the Indenture.

         7.8 HEADINGS DESCRIPTIVE. The headings of the several sections and subsections of this Security Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Security Agreement.

         7.9 SEVERABILITY. In case any provision in or obligation under this Security Agreement or the Obligations shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         7.10 COUNTERPARTS. This Security Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Security Agreement by signing any such counterpart.

         7.11 TRUSTEE CAPACITY. In acting as Collateral Agent hereunder, the Collateral Agent shall benefit from and be entitled to all of the protections and benefits of the terms set forth in Article Seven of the Indenture.

         IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered as of the date first above written.


                   DISCOVERY ZONE, INC.


                   By:  /s/ Scott Bernstein
                        ----------------------------------
                        Name:  Scott Bernstein
                        Title: Chief Executive Officer and
                               President


                   STATE STREET BANK AND TRUST COMPANY,
                     as Collateral Agent


                   By:  /s/ Mary Lee Storrs
                        ----------------------------------
                        Name: Mary Lee Storrs
                        Title:

                                  Schedule 3.1


                                 Filing Offices

                                   Schedule 3.3


                                Location of Collateral

                                     Schedule 3.5

                List of Intellectual Property of Discovery Zone, Inc.,
             Discovery Zone Limited and Discovery Zone (Puerto Rico) Inc.



1.  Trademarks



2.  Registered Trademarks and Service Marks and Application



3.  Patents and Patent Applications



4.  Copyright Registrations and Applicants



5.  Material Licenses
         [Pepsi]
         [Pizza Hut]
         [Gymboree]

                                                                   SCHEDULE 3.1

A.  UCC FILINGS


State           Facilities Located          Filing Office
              Within the Jurisdiction
               of the Filing Office
------------  ------------------------      ----------------------------------

Alabama            FunCenters ("FCs")       Secretary of State
                        410, 413, 454       UCC Division
                        797                 State Office Building, Room 536
                                            Montgomery, AL 36130

Arizona                                     Secretary of State
Dual Filing                                 1700 W. Washington, 7th Floor
                                            Phoenix, AZ 85007

                                            - AND -

                   FC   522                 Pima County Recorder
                                            115 N. Church Ave.
                                            Tuscon, AZ

California         FCs  362, 417, 418       Secretary of State
                   420, 428                 UCC Division
                   429, 453, 461            P.O. Box 942835
                   465, 474, 480            Sacramento, CA 94235-0001
                   481, 513
                   514, 521, 523
                   526, 527, 561
                   563, 566

Colorado           FCs  338, 353, 518       Secretary of State
                   556                      Uniform Commercial Code
                                            1560 Broadway, Suite 200
                                            Denver, CO 80202

                                            - AND -

                                            Central Indexing Systems, Inc.
                                            1301 Pennsylvania St., Ste 900
                                            Denver, CO 80203

Connecticut   FCs  208, 235                 Secretary of State
                                            UCC Division
                                            30 Trinity Street
                                            P.O. Box 846
                                            Hartford, CT 06106

Delaware      FC   267                      Department of State
                                            Uniform Commercial Code
                                            P.O. Box 793
                                            Dover, DE 19901

Florida       FCs  342, 433, 442            Bureau of Uniform Commercial Code
                   731, 733, 734            Department of State
                   740, 750, 755            P.O. Box 5588
                   758, 792                 Tallahassee, FL 32314
              CORPORATE OFFICES:
              Fort Lauderdale, FL 33301
              Plantation, FL 33313


Georgia       FC   311                      Clerk of the DeKalb County
Local Filing                                Superior Court
State                                       Decatur, GA 30030

              FC   334, 451                 Clerk of the Cobb County
                                            Superior Court
                                            Box 3490
                                            Marietta, GA 30091

              FC   358                      Clerk of the Fulton County
                                            Superior Court
                                            Atlanta, GA 30303

              FC   439                      Clerk of the Bibb County
                                            Superior Court
                                            P.O. Box 1015
                                            Macon, GA 31208

              FC   802                      Clerk of the Clayton County
                                            Superior Court
                                            121 So. McDonough
                                            Jonesboro, GA 30236

Hawaii        FC   547                      Registrar of Conveyances
                                            Bureau of Conveyances
                                            P.O. Box 2867
                                            Honolulu, HI 96803

Idaho         FC   524                      Secretary of State
                                            Statehouse, Room 205
                                            Boise, ID 83720

Illinois      FCs  301, 303, 309            Secretary of State
                   335, 759, 787            UCC Division
                                            Centennial Building
                                            Springfield, IL 62756

Indiana       FCs  307, 720, 736            Secretary of State
                   746, 760, 785            201 State House
                   796, 801                 Indianapolis, IN 46204

Iowa          FC   779                      UCC Division
                                            Secretary of State
                                            Hoover Building
                                            Des Moines, IA 50319

Kansas        FCs  308, 554                 Secretary of State
                                            Attn: U.C.C., 2nd Floor, Capitol
                                            Bldg.
                                            Topeka, KS 66612

Kentucky                                    Office of the Secretary of State
Dual Filing                                 UCC Section
State                                       Capitol Building
                                            Frankfort, KY 40602-0718

                                            - AND -

              FCs  738, 745                 Jefferson County Clerk
                                            P.O. Box 33033
                                            Louisville, KY 40202

Louisiana     FC   438                 Clerk of the Court for the Parish for:
Local Filing                           3908 Veterans Blvd.
State                                  Metairie, LA 70001

              FC   456                 Clerk of the Caddo Parish Court
                                       Shreveport, LA 71101

              FC   458                 Clerk of the Lafayette Parish Court
                                       P.O. Box 2009
                                       Lafayette, LA 70502

              FC   804                 Clerk of the Jefferson Parish Court
                                       P.O. Box 10
                                       Gretna, LA 70054

Maryland      FCs  201, 213, 220       Department of Assessments and Taxation
                   222, 242, 416       301 West Preston Street
                                       Baltimore, MD 21201

Massachusetts                          Office of the Secretary of State
Dual Filing                            Uniform Commercial Code Section
State                                  1 Ashburton Place, Room 1711
                                       Boston, MA 02108

                                       - AND-

              FC   227                 Town Clerk
                                       Dartmouth, MA

              FC   231                 Town Clerk
                                       Natick, MA

              FC   232                 Town Clerk
                                       Tyngsboro, MA

              FC   233                 Town Clerk
                                       Hanover, MA

              FC   234                 Town Clerk
                                       Danvers, MA

              FC   257                 Town Clerk
                                       Shrewsbury, MA

              FC   258                 Town Clerk
                                       Braintree, MA

              FC   271                 Town Clerk
                                       W. Springfield, MA

Michigan      FCs  332, 349, 431       Department of State
                   452, 455            U.C.C. Unit
                                       Lansing, MI 48909-7697

Minnesota     FCs  340, 739            Secretary of State
                                       UCC Division
                                       180 State Building
                                       St. Paul, MN 55155

Mississippi                            Secretary of State
Dual Filing State                      UCC Division
                                       P.O. Box 136
                                       Jackson, MS 39205-0136

                                       - AND -

              FC   450                 Clerk of the Madison County
                                       Chancery Court
                                       P.O. Box 404
                                       Canton, MS 39046

Missouri                               Secretary of State
Dual Filing State                      Uniform Commercial Code
                                       P.O. Box 1159
                                       Jefferson City, MO 65102

                                       - AND -

              FC   315                 Jackson County Recorder of Deeds
                                       415 E. 12th Street
                                       Independence, MO 64106

              FCs  321, 753, 754       St. Louis County Recorder of Deeds
                                       Clayton, MO 63105

              FC   769                 Greene County Recorder of Deeds
                                       Springfield, MO 65802

Nevada        FC   345                 Secretary of State
                                       UCC Division, Capitol Complex
                                       Secretary of State's Office
                                       Carson City, NV 89710

New Jersey         FCs  215, 217, 224  Secretary of State
                   228, 230, 236       UCC Section
                   243, 254, 260       State House
                                       Trenton, NJ 08625

New Mexico         FCs  532            Secretary of State
                                       UCC Division
                                       Executive Legislative Bldg.
                                       Santa Fe, NM 87503

New York                               Department of State
Dual Filing State                      UCC Division
                                       162 Washington Ave.
                                       Albany, N.Y. 12231

                                       - AND -

              FCs  202, 216, 223       Monroe County Clerk
                                       39 W. Main Street
                                       Rochester, NY 14614

              FC   206                 Westchester County Clerk
              CORPORATE OFFICE:        White Plains, N.Y. 10601
              White Plains, NY 10606


              FCs  210, 256            Nassau County Clerk
                                       240 Old Country Road
                                       Mineola, NY 11501

              FCs  214, 229            Onondaga County Clerk
                                       Syracuse, NY 13202

              FC   219                 Oneida County Clerk
                                       Utica, NY 13501

              FC   226                 Dutchess County Clerk
                                       22 Market Street
                                       Poughkeepsie, NY 12601

              FC   245                 City Register
                                       Bronx County Office
                                       1932 Arthur Ave.
                                       Bronx, NY 10457

              FC   246                 City Register
                                       Queens County Office
                                       90-27 Sutphin Blvd.
                                       Jamaica, NY 11435

              FC   248                 Suffolk County Clerk
                                       Riverhead, NY 11901

              FC   249                 City Register
                                       Kings County Office
                                       Municipal Bldg.
                                       210 Joralemon St.
                                       Brooklyn, NY 11201

              FC   264                 Chemung County Clerk
                                       P.O. Box 588
                                       Elmira, NY 14902

              FC   266                 Orange County Clerk
                                       Goshen, NY 10924

              FC   326                 Erie County Clerk
                                       25 Delaware Ave.
                                       Buffalo, NY 14202

North Carolina                         Secretary of State
Dual Filing State                      UCC Division
                                       300 North Salisbury Street
                                       Raleigh, NC 27603-5909

                                       - AND -

              FC   406                 Forsythe County Registor of Deeds
                                       P.O. Box 1013
                                       Winston-Salem, NC 27101

              FC   463                 Cumberland County Registor of Deeds
                                       P.O. Box 2039
                                       Fayetteville, NC 28302

Ohio                                   Secretary of State
Dual Filing State                      UCC Division
                                       State Officer Tower
                                       Columbus, OH 43216

                                       - AND -

              FC   306, 343            Hamilton County Recorder
                                       Cincinnati, OH 45202

              FCs  310, 339, 761       Franklin County Recorder
                                       373 S. High Street
                                       Columbus, OH 43215

              FCs  716, 780            Cuyahoga County Recorder
                                       1219 Ontario
                                       Cleveland, OH 44113

              FC   725                 Summit County Recorder
                                       117 South Main Street
                                       Akron, OH 44308

              FC   732                 Stark County Recorder
                                       110 Central Plaza South
                                       Canton, OH 44702

              FC   771                 Lucas County Recorder
                                       Jackson Street
                                       Toledo, OH 43604

Oklahoma      FCs  516, 517, 542       County Clerk of Oklahoma County
                                       Oklahoma City, Oklahoma 73102

Oregon        FC   560, 565            Office of the Secretary of State
                                       Uniform Commercial Code
                                       Room 122, State Capital
                                       Salem, OR 97310

Pennsylvania                           Secretary of Commonwealth
Dual Filing State                      UCC Division
                                       Harrisburg, PA 17120

                                       - AND -

              FCs  204, 247, 352       Philadelphia County Prothonotary
                                       Broad & Market
                                       Philadelphia, PA 19107

              FC   225                 Lehigh County Prothonotary
                                       Allentown, PA 18105

              FC   239                 Lackawanna County Prothonotary
                                       P.O. Box 133
                                       Scranton, PA 18503

              FC   263                 Bucks County Prothonotary
                                       Doylestown, PA 18901

              FC   273                 York County Prothonotary
                                       York, PA 17401

              FCs  317, 773, 788       Allegheny County Prothonotary
                                       542 Forbes Ave.
                                       Pittsburgh, PA 15219


              FC   324                 Chester County Prothonotary
                                       2 No. Hight Street
                                       West Chester, PA 19380

Rhode Island  FC   270                 Division of Uniform Commercial Code
                                       Office of Secretary of State
                                       100 N. Main Street
                                       Providence, RI 02903

South
Carolina      FCs  404, 409            Secretary of State
                                       UCC Section
                                       P.O. Box 11350
                                       Columbia, SC 29211

Tennessee     FCs  405, 415, 436       Secretary of State
                   437                 UCC Section
                                       James K. Polk Building, 18th Floor
                                       Nashville, TN 37219

Texas         FCs  313, 320, 322       Secretary of State
                   344, 347, 348       UCC Division
                   501, 502, 504       P.O. Box 13193
                   506, 511, 512       Austin, TX 78711-3193
                   525, 541, 544
                   546, 551, 552
                   553, 555, 559

Utah               FC   549                 Division of Corporations and
                                       Commercial Code
                                       UCC Division
                                       P.O. Box 45801
                                       Salt Lake City, UT 84145-0801

Virginia                               Clerk's Office
Dual Filing State                      State Corporation Commission
                                       P.O. Box 1197
                                       Richmond, VA 23218-1197

                                       - AND -

              FC   319                 Clerk of the Court of
                                       Prince William Country
                                       P.O. Box 191
                                       Manassas, VA 22110

              FC   403                 Clerk of the Court of the
                                       City of Virginia Beach
                                       Virginia Beach, VA 23458

              FC   407, 478            Clerk of the Court of the
                                       County of Fairfax
                                       4110 Chain Bridge Rd.
                                       Fairfax, VA 22030


              FC   408                 Clerk of the Court for the
                                       City of Newport News
                                       Newport News, VA 23607

              FC   430                 Clerk of the Court for the
                                       County of Henrico
                                       P.O. Box 27032
                                       Richmond, VA 23273

              FC   443                 Clerk of the Court for the
                                       City of Norfolk
                                       Norfolk, VA 23510

              FC   477                 Clerk of the Court for the
                                       County of Roanoke
                                       Salem, VA 24153

Washington    FCs  357, 475, 571       Department of Licensing
                                       UCC Division
                                       P.O. Box 9660
                                       Olympia, WA 98507-9660

Wisconsin     FCs  304, 763, 764       Department of Financial Institutions
                   795, 803            Division of Corporate and Consumer
                                       Services
                                       P.O. Box 7847
                                       Madison, WI 53707

B.  FIXTURE FILINGS

State         Facilities Located       Filing Office
              Within the Jurisdiction
              of the Filing Office
------------  -----------------------  ----------------------------------

Alabama       FC   410                 Madison County Judge of Probate
                                       Huntsville, AL 35801

              FC   413                 Mobile County Judge of Probate
                                       Mobile, AL 36602

              FC   454                 Montgomery County Judge of Probate
                                       Montgomery, AL 36104

              FC   797                 Jefferson County Judge of Probate
                                       Birmingham, AL 35203

              FC   797                 Jefferson County Judge of Probate
                                       Bessemer, AL 35020

Arizona       FC   522                 Pima County Recorder
                                       115 N. Church Ave.
                                       Tuscon, AZ

California    FC   362                 San Bernardino County Clerk
                                       and Recorder
                                       Hall of Records
                                       San Bernardino, CA 92415

              FC   417                 Los Angeles County Clerk and Recorder
                                       RM5 - New Hall of Records
                                       Los Angeles, CA 90012

              FC   418                 San Diego County Clerk and Recorder
                                       P.O. Box 1750
                                       San Diego, CA 92112

              FC   420                 Orange County Clerk and Recorder
                                       P.O. Box 238
                                       Santa Ana, CA 92701

              FC   428                 Los Angeles County Clerk and Recorder
                                       RM5 - New Hall of Records
                                       Los Angeles, CA 90012

              FC   429                 Orange County Clerk and Recorder
                                       P.O. Box 238
                                       Santa Ana, CA 92701

              FC   453                 Los Angeles County Clerk and Recorder
                                       RM5 - New Hall of Records
                                       Los Angeles, CA 90012

              FC   461                 Riverside County Clerk and Recorder
                                       Courthouse
                                       Riverside, CA 92501

              FC   465                 Los Angeles County Clerk and Recorder
                                       RM5 - New Hall of Records
                                       Los Angeles, CA 90012

              FC   474                 San Diego County Clerk and Recorder
                                       P.O. Box 1750
                                       San Diego, CA 92112

              FC   480                 Los Angeles County Clerk and Recorder
                                       RM5 - New Hall of Records
                                       Los Angeles, CA 90012

              FC   481                 Los Angeles County Clerk and Recorder
                                       RM5 - New Hall of Records
                                       Los Angeles, CA 90012

              FC   513                 Santa Clara County Clerk and Recorder
                                       70 West Hedding
                                       San Jose, CA 95110

              FC   514                 San Joaquin County Clerk and Recorder
                                       Hall of Records
                                       Stockton, CA 95202

              FC   521                 Sacramento County Clerk and Recorder
                                       P.O. Box 839
                                       Sacramento, CA 95804

              FC   523                 Fresno County Clerk and Recorder
                                       P.O. Box 766
                                       Fresno, CA 93712

              FC   526                 Sacramento County Clerk and Recorder
                                       P.O. Box 839
                                       Sacramento, CA 95804

              FC   527                 Stanislaus-Modesto County
                                       Clerk and Recorder
                                       P.O. Box 1008
                                       Courthouse
                                       Modesto, CA 95353

              FC   561                 Santa Clara County Clerk and Recorder
                                       70 West Hedding
                                       San Jose, CA 95110

              FC   563                 San Mateo County Clerk and Recorder
                                       Courthouse
                                       Redwood City, CA 94063

              FC   566                 Los Angeles County Clerk and Recorder
                                       RM5 - New Hall of Records
                                       Los Angeles, CA 90012

Colorado      FC   338                 Office of the County Clerk and Recorder,
                                       Douglas County

              FC   353                 Office of the County Clerk and Recorder,
                                       Arapahoe County

              FC   518                 Office of County Clerk and Recorder,
                                       El Paso County

              FC   556                 Office of County Clerk and Recorder,
                                       Jefferson County

Connecticut   FC   208                 Town Clerk
                                       Danbury, CT

              FC   235                 Town Clerk
                                       New Haven, CT

Delaware      FC   267                 New Castle County Recorder of Deeds
                                       800 French Street
                                       Wilmington, DE 19801

Florida       Corporate Office         Office of the Broward County
                                       Circuit Court Clerk
                                       Box 14668
                                       Fort Lauderdale, FL 33302

              Corporate Office         Office of the Broward County
                                       Circuit Court Clerk
                                       Box 14668
                                       Fort Lauderdale, FL 33302

              FC   342                 Office of the Palm Beach County
                                       Circuit Court Clerk
                                       Box 4177
                                       West Palm Beach, FL 33402

              FC   433                 Office of the Escambia County
                                       Circuit Court Clerk
                                       Pensacola, FL 32501

              FC   442                 Office of the Leon County
                                       Circuit Court Clerk
                                       Box 726
                                       Tallahassee, FL 32301

              FC   731                 Office of the Duval County
                                       Circuit Court Clerk
                                       Jacksonville, FL 32202

              FC   733                 Office of the Orange County
                                       Circuit Court Clerk
                                       Box 38
                                       Orlando, FL 32802

              FC   734                 Office of the Duval County
                                       Circuit Court Clerk
                                       Jacksonville, FL 32202

              FC   740                 Office of the Broward County
                                       Circuit Court Clerk
                                       Box 14668
                                       Ft. Lauderdale, FL 33302

              FC   750                 Office of the Dade County
                                       Circuit Court Clerk
                                       Miami, FL 33130

              FC   755                 Office of the Broward County
                                       Circuit Court Clerk
                                       Box 14668
                                       Ft. Lauderdale, FL 33302

              FC   758                 Office of the Polk County
                                       Circuit Court Clerk
                                       Box 9000
                                       Bartow, FL 33831

              FC   792                 Office of the Lee County
                                       Circuit Court Clerk
                                       Box 2278
                                       Fort Myers, FL 33902

Georgia       FC   311                 Clerk of the DeKalb County
                                       Superior Court
                                       Decatur, GA 30030

              FC   334                 Clerk of the Cobb County
                                       Superior Court
                                       Box 3490
                                       Marietta, GA 30091

              FC   358                 Clerk of the Fulton County Superior
                                       Court
                                       Atlanta, GA 30303

              FC   439                 Clerk of the Bibb County Superior Court
                                       P.O. Box 1015
                                       Macon, GA 31208

              FC   451                 Clerk of the Cobb County Superior Court
                                       Box 3490
                                       Marietta, GA 30091

              FC   802                 Clerk of the Clayton County
                                       Superior Court
                                       121 So. McDonough
                                       Jonesboro, GA 30236

Hawaii        FC   547                 Registrar of Conveyances
                                       Bureau of Conveyances
                                       P.O. Box 2867
                                       Honolulu, HI 96803

Idaho         FC   524                 Ada County Recorder
                                       Boise, ID 83702

Illinois      FC   301                 Du Page County Recorder
                                       Wheaton, IL 60187

              FC   303                 Du Page County Recorder
                                       Wheaton, IL 60187

              FC   309                 Cook County Recorder
                                       Chicago, IL 60602

              FC   335                 Cook County Recorder
                                       Chicago, IL 60602

              FC   759                 Winnebago County Recorder
                                       Rockford, IL 61101

              FC   787                 Peoria County Recorder
                                       Peoria, IL 61602

Indiana       FC   307                 Marion County Recorder
                                       Indianapolis, IN 46204

              FC   720                 Lake County Recorder
                                       2293 N. Main
                                       Crown Point, IN 46307

              FC   736                 Marion County Recorder
                                       Indianapolis, IN 46204

              FC   746                 Allen County Recorder
                                       1 E. Main Street
                                       Fort Wayne, IN 46802

              FC   760                 Marion County Recorder
                                       Indianapolis, IN 46204

              FC   785                 Howard County Recorder
                                       Courthouse
                                       Kokomo, IN 46901

              FC   796                 Johnson County Recorder
                                       P.O. Box 475
                                       Franklin, IN 46131

              FC   801                 St. Joseph County Recorder
                                       South Bend, IN 46601

Iowa          FC   779                 Polk County Recorder
                                       111 Court Avenue
                                       Des Moines 50309

Kansas        FC   308                 Johnson County Register of Deeds
                                       P.O. Box 700
                                       Olathes, KS 66061

              FC   554                 Sedgwick County Register of Deeds
                                       Wichita, KS 67203

Kentucky      FC   738                 Jefferson County Clerk
                                       P.O. Box 33033
                                       Louisville, KY 40202

              FC   745                 Jefferson County Clerk
                                       P.O. Box 33033
                                       Louisville, KY 40202

Louisiana     FC   438                 Clerk of the Jefferson Parish Court
                                       P.O. Box 10
                                       Gretna, LA 70054

              FC   456                 Clerk of the Caddo Parish Court
                                       Shreveport, LA 71101

              FC   458                 Clerk of the Lafayette Parish Court
                                       P.O. Box 2009
                                       Lafayette, LA 70502

              FC   804                 Clerk of the Jefferson Parish Court
                                       P.O. Box 10
                                       Gretna, LA 70054

Maryland      FC   201                 Clerk of the Baltimore County
                                       Circuit Court
                                       Towson, MD 21285

              FC   213                 Clerk of the Anne Arundel County
                                       Circuit Court
                                       P.O. Box 71
                                       Annapolis, MD 21404

              FC   220                 Clerk of the Harford County
                                       Circuit Court
                                       20 W. Courtland Street
                                       Bel Air, MA 21014

              FC   222                 Clerk of the Baltimore County
                                       Circuit Court
                                       P.O. Box 6754
                                       Towson, MD 21285

              FC   242                 Clerk of the Frederick County
                                       Circuit Court
                                       100 W. Patrick Street
                                       Frederick, MD 21701

              FC   416                 Clerk of the Anne Arundel County
                                       Circuit Court
                                       P.O. Box 71
                                       Annapolis, MD 21404

Massachusetts FC   227                 Bristol County
                                       Registry of Deeds

              FC   231                 Middlesex County
                                       Registry of Deeds

              FC   232                 Middlesex County
                                       Registry of Deeds

              FC   233                 Plymouth County
                                       Registry of Deeds

              FC   234                 Essex County
                                       Registry of Deeds

              FC   257                 Worcester County
                                       Registry of Deeds

              FC   258                 Norlfolk County
                                       Registry of Deeds

              FC   271                 Hampden County
                                       Registry of Deeds

Michigan      FC   332                 Oakland County Register of Deeds
                                       Pontiac, MI 48053

              FC   349                 Macomb County Register of Deeds
                                       10 N. Main
                                       Mount Clemons, MI 48043

              FC   431                 Genesse County Register of Deeds
                                       Flint, MI 48502

              FC   452                 Kalamazoo County Register of Deeds
                                       Kalamazoo, MI 49007

              FC   455                 Oakland County Register of Deeds
                                       Pontiac, MI 48053

Minnesota     FC   340                 Anoka County Recorder
                                       Anoka, MN 55303

              FC   739                 Hennepin County Recorder
                                       Minneapolis, MN 55415

Mississippi   FC   450                 Clerk of the Madison County
                                       Chancery Court
                                       P.O. Box 404
                                       Canton, MS 39046

Missouri      FC   315                 Jackson County Recorder of Deeds
                                       415 E. 12th Street
                                       Independence, MO 64106

              FC   321                 St. Louis County Recorder of Deeds
                                       Clayton, MO 63105

              FC   753                 St. Louis County Recorder of Deeds
                                       Clayton, MO 63105

              FC   754                 St. Louis County Recorder of Deeds
                                       Clayton, MO 63105

              FC   769                 Greene County Recorder of Deeds
                                       Springfield, MO 65802

Nevada        FC   345                 Clark County Recorder
                                       Box 551510
                                       309 South Third Street
                                       Las Vegas, NV 89155

New Jersey    FC   215                 Morris County Clerk
                                       CN 900
                                       Morristown, NJ 07960

              FC   217                 Middlesex County Clerk
                                       P.O. Box 1110
                                       New Brunswick, NJ 08903

              FC   224                 Hudson County Register of
                                       Deeds and Mortgages
                                       Jersey City, NJ 07306

              FC   228                 Camden County Register of
                                       Deeds and Mortgages
                                       Camden, NJ 08101

              FC   230                 Middlesex County Clerk
                                       P.O. Box 1110
                                       New Brunswick, NJ 08903

              FC   236                 Union County Register of
                                       Deeds and Mortgages
                                       Elizabeth, NJ 07207

              FC   243                 Mercer County Clerk
                                       Trenton, NJ 08607

              FC   254                 Monmouth County Clerk
                                       P.O. Box 351
                                       Freehold, NJ 07728

              FC   260                 Bergen County Clerk
                                       Hackensack, NJ 07601

New Mexico    FC   532                 Bernalillo County Clerk
                                       Albququerque, NM 87108

New York      Corporate Office         Westchester County Clerk
                                       White Plains, N.Y. 10601

              FC   202                 Monroe County Clerk
                                       39 W. Main Street
                                       Rochester, NY 14614

              FC   206                 Westchester County Clerk
                                       White Plains, N.Y. 10601

              FC   210                 Nassau County Clerk
                                       240 Old Country Road
                                       Mineola, NY 11501

              FC   216                 Monroe County Clerk
                                       39 W. Main Street
                                       Rochester, NY 14614

              FC   223                 Monroe County Clerk
                                       39 W. Main Street
                                       Rochester, NY 14614

              FC   214                 Onondaga County Clerk
                                       Syracuse, NY 13202

              FC   219                 Oneida County Clerk
                                       Utica, NY 13501

              FC   229                 Onondaga County Clerk
                                       Syracuse, NY 13202

              FC   226                 Dutchess County Clerk
                                       22 Market Street
                                       Poughkeepsie, NY 12601

              FC   245                 City Register
                                       Bronx County Office
                                       1932 Arthur Ave.
                                       Bronx, NY 10457

              FC   246                 City Register
                                       Queens County Office
                                       90-27 Sutphin Blvd.
                                       Jamaica, NY 11435

              FC   248                 Suffolk County Clerk
                                       Riverhead, NY 11901

              FC   249                 City Register
                                       Kings County Office
                                       Municipal Bldg.
                                       210 Joralemon St.
                                       Brooklyn, NY 11201

              FC   256                 Nassau County Clerk
                                       240 Old Country Road
                                       Mineola, NY 11501

              FC   264                 Chemung County Clerk
                                       P.O. Box 588
                                       Elmira, NY 14902

              FC   266                 Orange County Clerk
                                       Goshen, NY 10924

              FC   326                 Erie County Clerk
                                       25 Delaware Ave.
                                       Buffalo, NY 14202

North
Carolina      FC   406                 Forsythe County Registor of Deeds
                                       P.O. Box 1013
                                       Winston-Salem, NC 27101

              FC   463                 Cumberland County Registor of Deeds
                                       P.O. Box 2039
                                       Fayetteville, NC 28302

Ohio          FC   306                 Hamilton County Recorder
                                       Cincinnati, OH 45202

              FC   339                 Franklin County Recorder
                                       373 S. High Street
                                       Columbus, OH 43215

              FC   343                 Hamilton County Recorder
                                       Cincinnati, OH 45202

              FC   310                 Franklin County Recorder
                                       373 S. High Street
                                       Columbus, OH 43215

              FC   716                 Cuyahoga County Recorder
                                       1219 Ontario
                                       Cleveland, OH 44113

              FC   725                 Summit County Recorder
                                       117 South Main Street
                                       Akron, OH 44308

              FC   732                 Stark County Recorder
                                       110 Central Plaza South
                                       Canton, OH 44702

              FC   761                 Franklin County Recorder
                                       373 S. High Street
                                       Columbus, OH 43215

              FC   771                 Lucas County Recorder
                                       Jackson Street
                                       Toledo, OH 43604

              FC   780                 Cuyahoga County Recorder
                                       1219 Ontario
                                       Cleveland, OH 44113

Oklahoma      FC   516                 County Clerk of Oklahoma County
                                       Oklahoma City, OK 73102

              FC   517                 County Clerk of Tulsa County
                                       Tulsa, OK 74103

              FC   542                 County Clerk of Oklahoma County
                                       Oklahoma City, OK 73102


Oregon        FC   560                 Marion County Clerk
                                       Salem, OR 97301

              FC   565                 Lane County Clerk
                                       Eugene, OR 97401

Pennsylvania  FC   204                 Philadelphia County Recorder of Deeds
                                       Broad & Market
                                       Philadelphia, PA 19107

              FC   225                 Lehigh County Recorder of Deeds
                                       Allentown, PA 18105

              FC   239                 Lackawanna County Recorder of Deeds
                                       P.O. Box 133
                                       Scranton, PA 18503

              FC   247                 Philadelphia County Recorder of Deeds
                                       Broad & Market
                                       Philadelphia, PA 19107

              FC   263                 Bucks County Recorder of Deeds
                                       Doylestown, PA 18901

              FC   273                 York County Recorder of Deeds
                                       York, PA 17401

              FC   317                 Allegheny County Recorder of Deeds
                                       542 Forbes Ave.
                                       Pittsburgh, PA 15219

              FC   324                 Chester County Recorder of Deeds
                                       2 No. Hight Street
                                       West Chester, PA 19380

              FC   352                 Philadelphia County Recorder of Deeds
                                       Broad & Market
                                       Philadelphia, PA 19107

              FC   773                 Allegheny County Recorder of Deeds
                                       542 Forbes Ave.
                                       Pittsburgh, PA 15219

              FC   788                 Allegheny County Recorder of Deeds
                                       542 Forbes Ave.
                                       Pittsburgh, PA 15219

Rhode Island  FC   270                 Recorder of Deeds
                                       East Greenwich, RI

South
Carolina      FC   404                 Charleston County Register of
                                       Mesne Conveyances
                                       P.O. Box 726
                                       Charleston, SC 29401

              FC   409                 Greenville County Register of
                                       Mesne Conveyances
                                       Greenville, SC 29601

Tennessee     FC   405                 Knox County Register
                                       Knoxville, TN 37902

              FC   415                 Shelby County Register
                                       Box 3823
                                       Memphis, TN 38173

              FC   436                 Davidson County Register
                                       103 Courthouse
                                       Nashville, TN 37201

              FC   437                 Davidson County Register
                                       103 Courthouse
                                       Nashville, TN 37201

Texas         FC   313                 Harris County Clerk
                                       P.O. Box 1525
                                       Houston, TX 77251

              FC   320                 Dallas County Clerk
                                       Dallas, TX 75202

              FC   322                 Harris County Clerk
                                       P.O. Box 1525
                                       Houston, TX 77251

              FC   344                 Bexar County Clerk
                                       San Antonio, TX 78205

              FC   347                 Tarrant County Clerk
                                       100 E. Weatherford
                                       Fort Worth, TX 76196

              FC   348                 Bexar County Clerk
                                       San Antonio, TX 78205

              FC   501                 Harris County Clerk

                                       P.O. Box 1525
                                       Houston, TX 77251

              FC   502                 Harris County Clerk
                                       P.O. Box 1525
                                       Houston, TX 77251

              FC   504                 Harris County Clerk
                                       P.O. Box 1525
                                       Houston, TX 77251

              FC   506                 Collin County Clerk
                                       McKinney, TX 75069

              FC   511                 Tarrant County Clerk
                                       100 E. Weatherford
                                       Fort Worth, TX 76196

              FC   512                 Dallas County Clerk
                                       Dallas, TX 75202

              FC   525                 Harris County Clerk
                                       P.O. Box 1525
                                       Houston, TX 77251

              FC   541                 Lubbock County Clerk
                                       P.O. Box 10536
                                       Lubbock, TX 79408

              FC   544                 El Paso County Clerk
                                       501 E. Overland
                                       El Paso, TX 79901

              FC   546                 Travis County Clerk
                                       P.O. Box 1748
                                       Austin, TX 78701

              FC   551                 Ft. Bend County Clerk
                                       P.O. Box 520
                                       Richmond, TX 77406

              FC   552                 Dallas County Clerk
                                       Dallas, TX 75202

              FC   553                 Jefferson County Clerk
                                       P.O. Box 1151
                                       Beaumont, TX 77704

              FC   555                 Midland County Clerk
                                       P.O. Box 211
                                       Midland, TX 79702

              FC   559                 Harris County Clerk
                                       P.O. Box 1525
                                       Houston, TX 77251

Utah          FC   549                 Salt Lake County Recorder
                                       Salt Lake City, UT 84401

Virginia      FC   319                 Clerk of the Court of
                                       Prince William Country
                                       P.O. Box 191
                                       Manassas, VA 22110

              FC   403                 Clerk of the Court of the
                                       City of Virginia Beach
                                       Virginia Beach, VA 23458

              FC   407                 Clerk of the Court of the
                                       County of Fairfax
                                       4110 Chain Bridge Rd.
                                       Fairfax, VA 22030

              FC   408                 Clerk of the Court for the
                                       City of Newport News
                                       Newport News, VA 23607

              FC   430                 Clerk of the Court for the
                                       County of Henrico
                                       P.O. Box 27032
                                       Richmond, VA 23273

              FC   443                 Clerk of the Court for the
                                       City of Norfolk
                                       Norfolk, VA 23510

              FC   477                 Clerk of the Court for the
                                       County of Roanoke
                                       P.O. Box 1126
                                       Salem, VA 24153

              FC   478                 Clerk of the Court for the
                                       County of Fairfax
                                       4110 Chain Bridge Road
                                       Fairfax, VA 22030

Washington    FC   357                 Clark County Recording Officer
                                       P.O. Box 5000
                                       Vancouver, WA 98668

              FC   475                 Pierce County Recording Officer
                                       2401 So. 35th Street
                                       Tacoma, WA98409

              FC   571                 Clark County Recording Officer
                                       P.O. Box 5000
                                       Vancouver, WA 98668

Wisconsin     FC   304                 Milwaukee County Register of Deeds
                                       901 N. 9th Street
                                       Milwaukee, WI 53233

              FC   763                 Dane County Register of Deeds
                                       210 Martin Luther King Blvd.
                                       Box 1438
                                       Madison, WI 53701

              FC   764                 Outagamie County Register of Deeds
                                       410 South Walnut Street
                                       Appleton, WI 54911

              FC   795                 Brown County Register of Deeds
                                       P.O. Box 23600
                                       Green Bay, WI 54305

              FC   803                 Marathon County Register of Deeds
                                       500 Forest Street
                                       Wausau, WI 54403

                                      SCHEDULE 3.3

                                 LOCATION OF COLLATERAL

========================= ==================================== ========================================
                                 LOCATION                            LANDLORD ADDRESS
    CORPORATION              NUMBER AND ADDRESS                  INFORMATION (IF APPLICABLE)
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      Corporate Office                     Blockbuster Entertainment
                          110 East Broward Blvd.               Att: Michael Victorson
                          Ft. Lauderdale, FL 33301             1201 Elm Street
                                                               Dallas, TX 75270
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      Corporate Office                     Tessler Enterprises
                          6600 NW 16th Street                  2240 SW 70th Ave.
                          Plantation, FL 33313                 Unit H
                                                               Davie, FL 33317
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      Corporate Office                     Alliance Business Centers
                          50 Main Street, STE 1000             50 Main Street, STE 1000
                          White Plains, NY 10606               White Plains, NY 10606
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      201                                  Burke Vincent Place Assoc. &
                          8661 Philadelphia Road               White Oak Vincent Place Assoc.
                          Baltimore, MD  21237                 1359 Beverly Road, Suite 200
                                                               McLean, VA  22101
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      202                                  P&B Realty Co.
                          1000 Hylan Dr.                       c/o Breslin Realty Development Corp
                          Hylan Dr. & Jefferson Rd.            500 Old Country Road
                          Henrietta, NY  14623                 Garden City, NY  11530
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      204                                  New Plan Realty Trust
                          2327 Cottman Avenue                  1120 Avenue of the Americas
                          Philadelphia, PA  19149              New York, New York  10036
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      206                                  KRT Property Holdings, Inc.
                          752 Central Park Ave                 For rent payment:
                          Yonkers, NY  10704                   128 Fayette Street
                                                               Conshohocken, PA  19428
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      208                                  Tisano Realty Inc.
                          26 Backus Avenue                     30 Sweet Briar Court
                          Danbury, CT  06810                   Stamford, CT  06905
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      210                                  Nassau Mall Plaza Associates
                          3601 Hempstead Turnpike              Randall Breslin
                          Levittown, NY 11756                  370 Seventh Avenue, Ste. 618
                                                               New York, New York  10001
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      213                                  c/o Franklin Property Company
                          46 Mountain Road                     Dearborn Corporation
                          Glen Burnie, MD  21061               8401 Connecticut Avenue
                                                               Chevy Chase, MD  20815
========================= ==================================== ========================================

========================= ==================================== ========================================
                                 LOCATION                            LANDLORD ADDRESS
    CORPORATION              NUMBER AND ADDRESS                  INFORMATION (IF APPLICABLE)
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      214                                  Hiawatha Plaza Associates
                          7421 Oswego Road                     William M. Dutch
                          Liverpool, NY  13090                 c/o Kelly & Dutch Real Estate, Inc.
                                                               217 Montgomery St.,
                                                               The Hills Bldg
                                                               Syracuse, NY  13202
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      215                                  Corporate Property Investors
                          Rt. 80 & Mt. Hope Rd.                Mitch Friedell
                          Rockaway, NJ  07866                  3 Dag Hammarskjold Plaza
                                                               305 East 47th Street
                                                               New York, NY  10017
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      216                                  Benderson Development Company
                          1601 Penfield Road                   570 Delaware Avenue
                          Rochester, NY  14625                 Buffalo, New York  14202
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      217                                  Midstate HYE L.P.
                          300 Route 18 North                   c/o Gabrallian Assoc.
                          East Brunswick, NJ  08816            95 Route 17 South
                                                               Paramus, New Jersey  07652
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      219                                  Harvich Associates
                          1092 Commercial Drive                c/o Howard J. Gordon
                          New Hartford, NY 13413               560 Sylvan Avenue
                                                               Englewood Cliffs, NJ  07632
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      220                                  Hill Management Services, Inc.
                          527 Baltimore Pike                   William Christopher Walsh, Jr.
                          Bel Air, MD  21014                   9640 Deereco Road
                                                               Timonium, Maryland  21093
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      222                                  Jerome Siegel
                          6510 Baltimore National Pike         c/o Maryland Financial Investors, Inc.
                          Catonsville, MD  21228               P.O. Box 376
                                                               Brooklandville, Maryland  21022
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      223                                  Greece Town Mall
                          170 Greece Ridge Center Drive        Doug Healy
                          Greece, NY  14626                    1265 Scottsville Road
                                                               Rochester, New York  14624
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      224                                  Hudson Associates L.P.
                          Route 440 South                      General Counsel
                          Jersey City, NJ  07304               c/o The Rubin Organization, Inc.
                                                               200 S Broad St, The Bellevue, 3rd Fl.
                                                               Philadelphia, Pennsylvania  19102
========================= ==================================== ========================================

========================= ==================================== ========================================
                                 LOCATION                            LANDLORD ADDRESS
    CORPORATION              NUMBER AND ADDRESS                  INFORMATION (IF APPLICABLE)
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      225                                  KRT Property Holdings Inc.
                          2180 MacArthur Rd.                   For rent payment:
                          Whitehall, PA  18052                 128 Fayette Street
                                                               Conshohocken, PA  19428
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      226                                  Sarakreek USA
                          838 South Road, Rt. 9                Peter C. Earley
                          Poughkeepsie, NY  12601              800 Third Avenue
                                                               New York, New York  10022
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      227                                  Equity Properties & Development
                          Rt. 6, 169 Dartmouth Mall              Company
                          Dartmouth, MA  02747                 Attn:  Leasing Coordinator
                                                               Two North Riverside Plaza
                                                               Suite 1000
                                                               Chicago, Illinois  60606
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      228                                  Federal Realty Investment Trust
                          1660 Kings Highway North             4800 Hampden Lane
                          Cherry Hill, NJ  08034               Suite 500
                                                               Bethesda, Maryland  20814
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      229                                  Albert D. Pizio Trust B
                          3439 Erie Blvd.                      c/o Tornatore & Co., CPA's P.C.
                          Dewitt, NY  13214                    6075 East Molloy Road
                                                               Syracuse, NY  13211
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      230                                  Gibralter Management Co., Inc.
                          Stelton & Hadley Roads               150 White Plains Road
                          South Plainfield, NJ  07080          Tarrytown, New York  10591
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      231                                  Harold Cohen Associates, Inc.
                          1282 Worcester Street, Rte. 9E       393 Potter Pond Road
                          Natick, MA  01760                    Waltham, MA  02154-2013
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      232                                  TYN Limited Partnership
                          440 Middlesex Road                   Attn: Director of Real Estate
                          Tyngsboro, MA  01879                 c/o Boston Development Assoc., Inc.
                                                               32 Southwest Park
                                                               Westwood, MA  02090
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      233                                  Campanelli -Tedeschi Trust
                          Rt. 3 at 53                          One Campanelli Drive
                          1775 Washington Street               Braintree, MA  02184
                          Hanover, MA  02339
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      234                                  Dancross Associates, L.P.
                          8-10 Newbury Street                  1100 E. Hector Street
                          Danvers, MA  01923                   Conshohocken, PA  19428
========================= ==================================== ========================================
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
                                                4

========================= ==================================== ========================================
                                 LOCATION                            LANDLORD ADDRESS
    CORPORATION              NUMBER AND ADDRESS                  INFORMATION (IF APPLICABLE)
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      235                                  Pad Two Associates, L.P.
                          138 Amity Road                       Attn:  Controller
                          New Haven, CT  06515                 c/o McCann Real Equities Dev. Co.
                                                               1271 Avenue of the Americas
                                                               New York, NY  10020
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      236                                  Martin Rappaport d/b/a
                          1235 Route 22 W.                     Union Equity Realty
                          Union, NJ  07083                     P.O. Box 1562
                                                               Englewood Cliffs, NJ  07632
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      239                                  Office Max
                          423 Scranton Carbondale Hwy.         3605 Warrensville Center Road
                          Scanton, PA  18508                   Shaker Heights, OH  44122-820
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      242                                  REIX, Inc.
                          470-474 Prospect Blvd.               c/o Signet Bank, VA
                          Frederick, MD  21701                 Attn:   Marcus C. Galt
                                                               Real Estate Division
                                                               7 North 8th Street, 4th Floor
                                                               Richmond, Virginia  23260
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      243                                  Hilton Realty Company
                          318 Route 33                         Jeffrey Sands
                          Hamilton Square, NJ  08619           194 Nassau Street
                                                               Princeton, New Jersey  08542
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      245                                  Val-Ford Realty, Inc.
                          237 East Fordham Rd.                 1557 Broadway
                          Bronx, NY  10458                     New York, NY  10036

------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      246                                  Middle Village Associates
                          66-26 Metropolitan Avenue            c/o Pergament Investments, Inc.
                          Middle Village (Queens), NY  11379   1500 Old Northern Blvd.
                                                               Roslyn, New York  11576
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      247                                  Urban Center Associates, L.P.
                          2403-17 Aramingo Ave                 c/o The Rubin Organization, Inc.
                          Philadelphia, PA  19125              200 South Broad Street
                                                               The Bellevue, 3rd Floor
                                                               Philadelphia, PA  19102
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      248                                  Deer Park Associates
                          114-116 Deer Park Avenue             1593 August Road
                          North Babylon, NY  11703             North Babylon, New York  11703
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      249                                  Kings Plaza Shopping Center of
                          5405 Kings Plaza                     Flatbush Avenue, Inc.
                          Brooklyn, NY  11234                  31 West 34th Street
                                                               New York, New York  10001
========================= ==================================== ========================================
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
                                                5

========================= ==================================== ========================================
                                 LOCATION                            LANDLORD ADDRESS
    CORPORATION              NUMBER AND ADDRESS                  INFORMATION (IF APPLICABLE)
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      254                                  RB-3 Associates
                          Consumer Center 3                    BFG Associates
                          310 Rt. 36, Suite 607                c/o Bendetson Development Co.
                          West Long Branch, NJ  07764          570 Delaware Avenue
                                                               Buffalo, NY  14202
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      256                                  Carle Place Annex Co
                          183 Glen Cove Road                   c/o Basser & Kaufman
                          Carle Place, NY 11514                335 Central Avenue
                                                               Lawrence, NY  11559
                                                               Attn:  Marc Kemp, Esq.
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      257                                  Cherele Gentile, Trustee/Turnpike
                          77 Boston Turnpike, Rt. 9W             Realty
                          Shrewsbury, MA  01545                c/o Joseph R. Cariglia
                                                               188 Lincoln Street
                                                               Worcester, MA  01605
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      258                                  c/o Corp. Property Investors
                          250 Granite Street - #1904           Braintree Property Associates
                          Braintree, MA  01284                 3 DAG Hammarskjold Plaza
                                                               305 East 47th Street
                                                               New York, NY  10017
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      260                                  Fashion Center Associates
                          The Fashion Center                   c/o Kravco Co.
                          Rt. 17 at Ridgewood Avenue           The Atrium
                          Paramus, NJ  07652                   234 Mall Blvd, Box 1528
                                                               King of Prussia, PA  19406
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      263                                  Fairless Hills S.C. Associates
                          Fairless Hills Shopping Center       555 East City Line Avenue, #1170
                          463 Oxford Valley Road               Bala Cynwyd, PA 19004
                          Fairless Hills, PA  19030            Attn: Leasing Coordinator
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      264                                  FG-85 Associates
                          845 County Route 64                  570 Delaware Avenue
                          Elmira, NY  14903                    Buffalo, New York  14202
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      266                                  The Clinton Exchange
                          200 N. Galleria Drive                Attn:  Management Division
                          Middletown, NY  10940                4 Clinton Square
                                                               Syracuse, NY  13202-1078
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      267                                  Ralph E. Gordy, Jr.
                          Gordy Plaza                          Gordy Mgmt, Inc.
                          4317 Kirkwood Hwy.                   105 N. Dupont Hwy-Gordy
                          Wilmington, DE  19808                Building #901
                                                               New Castle, DE  19720
========================= ==================================== ========================================
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
                                                6

========================= ==================================== ========================================
                                 LOCATION                            LANDLORD ADDRESS
    CORPORATION              NUMBER AND ADDRESS                  INFORMATION (IF APPLICABLE)
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      270                                  Amalgamated Financial
                          1000 Division Street                   Group IX, L.P.
                          East Greenwich Shopping Center       1414 Atwood Avenue
                          East Greenwich, RI 02818             Johnston, RI 02919
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      271                                  CIC Realty Trust
                          247 Memorial Avenue                  73 State Street
                          Century Shopping Center              Springfield, MA  01103
                          W. Springfield, MA 01089
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      273                                  Kimco Development of Giants, Inc.
                          2420 Eastern Boulevard               3333 New Hyde Park Road
                          York, PA  17402                      P.O. Box 5020
                                                               New Hyde Park, NY  11047-0020
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      301                                  McDonald's Corporation
                          Tower Crossing Shopping Center       8th Floor
                          1512 Naper Blvd., STE 180            1 McDonald's Plaza
                          Naperville, IL  60563                Oakbrook, IL  60521
                                                               Attention: Bob Sweitzer
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      303                                  McDonald's Corporation
                          6226 S. Cass Avenue                  8th Floor
                          Westmont, IL  60559                  1 McDonald's Plaza
                                                               Oakbrook, IL  60521
                                                               Attention: Bob Sweitzer
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      304                                  McDonald's Corporation
                          5008 S. 74th Street                  8th Floor
                          Greenfield, WI  53220                1 McDonald's Plaza
                                                               Oakbrook, IL  60521
                                                               Attention: Bob Sweitzer
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      306                                  Gilbert Ave. Assoc.
                          8057 Beechmont Ave.                  2820 Gilbert Ave.
                          Cincinnati, OH 45255                 Cincinnati, OH 45206
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      307                                  Owned Property
                          3720 E. 82nd Street
                          Indianapolis, IN 46240
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      308                                  Carl & Josephine Privitera & Trustee
                          7594 W. 119th Street                   d/b/a Rosana Square Partnership
                          Overland Park, KS  66213             c/o Mark One Electric
                                                               909 Troost
                                                               Kansas City, MO  64106
========================= ==================================== ========================================
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
                                                7

========================= ==================================== ========================================
                                 LOCATION                            LANDLORD ADDRESS
    CORPORATION              NUMBER AND ADDRESS                  INFORMATION (IF APPLICABLE)
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      309                                  McDonald's Corporation
                          15131 S. LaGrange Road               8th Floor
                          Orland Park, IL  60461               1 McDonald's Plaza
                                                               Oakbrook, IL  60521
                                                               Attention:  Bob Sweitzer
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      310                                  McDonald's Corporation
                          Dublin Village Center                8th Floor
                          6561 Dublin Center Drive             1 McDonald's Plaza
                          Dublin, OH  43017                    Oakbrook, IL  60521
                                                               Attention:  Bob Sweitzer
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      311                                  McDonald's Corporation
                          Stone Mountain Square Shopping       8th Floor
                          Center                               1 McDonald's Plaza
                          5370 Hwy. 78  #1100                  Oakbrook, IL  60521
                          Stone Mountain, GA 30087             Attention:  Bob Sweitzer
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      313                                  McDonald's Corporation
                          7744 FM 1960 West                    8th Floor
                          Houston, TX  77070                   1 McDonald's Plaza
                                                               Oakbrook, IL  60521
                                                               Attention:  Bob Sweitzer
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      315                                  McDonald's Corporation
                          4420 S. Noland Rd.                   8th Floor
                          Noland South Shopping Center         1 McDonald's Plaza
                          Independence, MO 64055               Oakbrook, IL  60521
                                                               Attention:  Bob Sweitzer
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      317                                  McDonald's Corporation
                          251 Clairton Blvd.                   8th Floor
                          West Mifflin, PA  15236              1 McDonald's Plaza
                                                               Oakbrook, IL  60521
                                                               Attention:  Bob Sweitzer
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      319                                  McDonald's Corporation
                          Promenade at Manassas                8th Floor
                          7730 Streamwalk Lane                 1 McDonald's Plaza
                          Manassas, VA  22110                  Oakbrook, IL  60521
                                                               Attention:  Bob Sweitzer
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      320                                  McDonald's Corporation
                          1233 Town East Blvd.                 8th Floor
                          Mesquite, TX  75150                  1 McDonald's Plaza
                                                               Oakbrook, IL  60521
                                                               Attention:  Bob Sweitzer
========================= ==================================== ========================================
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
                                                8

========================= ==================================== ========================================
                                 LOCATION                            LANDLORD ADDRESS
    CORPORATION              NUMBER AND ADDRESS                  INFORMATION (IF APPLICABLE)
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      321                                  McDonald's Corporation
                          14373 Manchester Blvd.               8th Floor
                          Manchester, MO  63011                1 McDonald's Plaza
                                                               Oakbrook, IL  60521
                                                               Attention:  Bob Sweitzer
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      322                                  McDonald's Corporation
                          19801 Gulf Freeway #900              8th Floor
                          Webster, TX  77598                   1 McDonald's Plaza
                                                               Oakbrook, IL  60521
                                                               Attention:  Bob Sweitzer
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      324                                  McDonald's Corporation
                          270 N. Pottstown Pike                8th Floor
                          Exton, PA  19341                     1 McDonald's Plaza
                                                               Oakbrook, IL  60521
                                                               Attention:  Bob Sweitzer
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      326                                  McDonald's Corporation
                          5435 Sheridan Drive                  8th Floor
                          Amherst, NY  14221                   1 McDonald's Plaza
                                                               Oakbrook, IL  60521
                                                               Attention:  Bob Sweitzer
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      332                                  McDonald's Corporation
                          105 East 13 Mile Road                8th Floor
                          Madison Heights, MI  48071           1 McDonald's Plaza
                                                               Oakbrook, IL  60521
                                                               Attention:  Bob Sweitzer
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      334                                  Owned Property
                          824 Earnest W. Barrett Pkwy
                          Kennesaw, GA 30144
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      335                                  Owned Property
                          2570 W. Schaumburg Road
                          Schaumburg, IL 60194
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      338                                  Owned Property
                          7510 Parkway Drive
                          Littleton, CO 80124
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      339                                  Owned Property
                          5705 Chantry Drive
                          Columbus, OH 43232
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      340                                  Owned Property
                          8601 Springbrook Drive, NE
                          Coon Rapids, MN 55433
========================= ==================================== ========================================
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
                                                9

========================= ==================================== ========================================
                                 LOCATION                            LANDLORD ADDRESS
    CORPORATION              NUMBER AND ADDRESS                  INFORMATION (IF APPLICABLE)
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      342                                  McDonald's Corporation
                          10301 Southern Blvd.                 8th Floor
                          Royal Palm Beach, FL 33411           1 McDonald's Plaza
                                                               Oakbrook, IL  60521
                                                               Attention:  Bob Sweitzer
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      343                                  Owned Property
                          1140 Smiley Road
                          Forest Park, OH 45240
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      344                                  Owned Property
                          5751 NW Loop 410
                          Leon Valley, TX 78238
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      345                                  McDonald's Corporation
                          2020 Olympic Avenue                  8th Floor
                          Henderson, NV 89014                  1 McDonald's Plaza
                                                               Oakbrook, IL  60521
                                                               Attention:  Bob Sweitzer
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      347                                  Owned Property
                          1118 W. Arbrook
                          Arlington, TX 76015
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      348                                  Owned Property
                          13722 Embassy Row
                          San Antonio, TX 78216
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      349                                  Owned Property
                          13745 Lakeside Circle
                          Sterling Hts, MI 48313
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      352                                  Owned Property
                          (Land Only)
                          Frankline Mills Mall
                          Wrights Rd & Woodhaven
                          Franklin Mills, PA 19154
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      353                                  Owned Property
                          14281 E. Exposition Avenue
                          Aurora, CO 80012
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      357                                  Owned Property
                          (Land Only)
                          Vancouver Mall Cr
                          Vancouver, WA 98662
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      358                                  McDonald's Corporation
                          730 Holcomb Bridge Road              8th Floor
                          Roswell, GA  30076                   1 McDonald's Plaza
                                                               Oakbrook, IL  60521
                                                               Attention:  Bob Sweitzer
========================= ==================================== ========================================
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
                                                10

========================= ==================================== ========================================
                                 LOCATION                            LANDLORD ADDRESS
    CORPORATION              NUMBER AND ADDRESS                  INFORMATION (IF APPLICABLE)
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      362                                  McDonald's Corporation
                          10540 Foot Hill Blvd.                8th Floor
                          Rancho Cucamanga, CA  91730          1 McDonald's Plaza
                                                               Oakbrook, IL  60521
                                                               Attention:  Bob Sweitzer
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      403                                  S.L. Nusbaum Realty Company
                          774 Hilltop North, #38               Susu Developers
                          Virginia Beach, VA  23451            SMZ Center
                                                               P.O. Box 3580
                                                               Norfolk, VA  23501
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      404                                  Timothy W. Olson
                          7800 North Rivers Ave.               400 Ernest Barrett Parkway
                          N. Charleston, SC  29418             Kennesaw, GA  30144
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      405                                  Windsor/Knoxville Assoc.
                          192 N. Seven Oaks                    Box 2630
                          Knoxville, TN  37922                 Mercerville, NJ  08690
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      406                                  RCP-1
                          620 Hanes Mall Blvd                  Box 1960
                          Winston-Salem, NC  27103             Greensboro, NC  27402
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      407                                  Bill Dickinson
                          5195-A Leesburg Pike                 2345 Crystal Drive
                          Falls Church, VA  22041              Arlington, VA  22202
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      408                                  KMart Corporation
                          401 Oriana Rd.                       c/o K-Mart Int'l. Hq.
                          Newport News, VA  23608              3100 W. Big Beam Rd.
                                                               Troy, MI  48034-3163
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      409                                  Verdae Properties, Inc.
                          20 Haywood Rd. Ste D                 Box 2287
                          Greenville, SC  29607                Greenville, SC  29602
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      410                                  Marx Realty & Improvement Co
                          6125 University Drive NW #D1         708 Third Ave, 15th Floor
                          Huntsville, AL  35806                New York, NY  10017
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      413                                  Centre Limited Partnership
                          3725 Airport Blvd, STE 133           7000 Wet Palmetto Park Road
                          Mobile, AL  36608                    Boca Raton, FL  33433
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      415                                  Brown
                          3684 Ridgeway                        Stanley Graber and Joel W.
                          Memphis, TN  38115                   c/o Graber Investments
                                                               4646 Poplar Ave Suite 245
                                                               Memphis, TN  38117
========================= ==================================== ========================================
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
                                                11

========================= ==================================== ========================================
                                 LOCATION                            LANDLORD ADDRESS
    CORPORATION              NUMBER AND ADDRESS                  INFORMATION (IF APPLICABLE)
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      416                                  The Macerich Company
                          81-B Forest Drive                    233 Wilshire Blvd
                          Annapolis, MD  21401                 Santa Monica, CA  90406

                                                               copy to:
                                                               Thomas J. Leanse
                                                               Katten Muchin Zavis & Weitzman
                                                               1999 Avenue of the Stars
                                                               Suite 1400
                                                               Los Angeles, CA  90067-6042
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      417                                  Hughes/Lyon Downey
                          147 Stonewood Street                 c/o Hughes/Purcell
                          Space A-35                           800 Newport Center Dr
                          Downey, CA  90241                    Suite 250
                                                               Newport Beach, CA  92660
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      418                                  Harman Asset Management
                          315 N. Magnolia                      Athena Harman
                          El Cajon, CA  92020                  7835 Ivanhoe Ave
                                                               La Jolla, CA  92037
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      420                                  The Orangefair Company, L.L.C.
                          136 Orange Fair Mall                 433 North Camden Drive, Suite 725
                          Fullerton, CA  92632                 Beverly Hills, CA  90210
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      428                                  General Growth Management
                          6633 Fallbrook Avenue, #420          Jim McCarthy
                          West Hills, CA  91307                6633 Fallbrook Avenue #628
                                                               West Hills, CA 91307

                                                               Pollack Meyers & Rosenblun
                                                               Bell Atlantic Tower, 37th Floor
                                                               1717 Arch Street
                                                               Philadelphia, PA  19103
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      429                                  S.B.D. Properties, a California
                          16310 BeachBlvd                        General Partnership
                          Westminster, CA  92683               901 Civic Center West, Suite 300
                                                               Santa Ana, CA  92703
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      430                                  B. Dalton Booksellers
                          1532-A Parham Road                   1501 LBJ Freeway
                          Richmond, VA  23229                  Dallas, TX  75234
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      431                                  Heitman Retail Properties
                          5038 Miller Road, Suite D            Joel Erickson
                          Flint, MI  48507                     3341 South Linden Road
                                                               Flint, MI  48507
========================= ==================================== ========================================
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
                                                12

========================= ==================================== ========================================
                                 LOCATION                            LANDLORD ADDRESS
    CORPORATION              NUMBER AND ADDRESS                  INFORMATION (IF APPLICABLE)
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      433                                  Retail Fund Limited Partnership
                          1670 Airport Blvd                    c/o New Market Management Associate
                          Pensacola FL  32504                  3350 Cumberland Circle, #1500
                                                               Atlanta, GA  30339
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      436                                  Casual Wear Inc.
                          2088 North Gallatin Road             3460 Galleria Circle
                          Madison, TN  37115                   Birmingham, AL  35244
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      437                                  Property Fund Four Ltd
                          5314 Mountain View Road              Paine Webber Qualified Plan
                          Antioch, TN  37013                   265 Franklin Street, 16th floor
                                                               Boston, MA  02110
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      438                                  French Riviera Health Spa Inc.
                          3908 Veterans Blvd                   3908 Veterans Blvd
                          Metairie, LA  70002                  Metairie, LA  70001
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      439                                  Jeanne Irwin, Counsel
                          3640 Eisenhower Pkwy., Ste. 9        Unum Life Insurance Company of America
                          Macon, GA  31206                     2211 Congress Street, K339
                                                               Portland, ME  04122-0590
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      442                                  Franklin Carriage Gate Associates
                          3425 Thomsville Road                 c/o Regency Realty Corp.
                          Tallahassee FL  32308                121 West Forsyth Street, Suite 200
                                                               Jacksonville, FL 32202

                                                               Copy to:

                                                               Laurie Selber Silverstein, Esq.
                                                               Potter Anderson & Corroon
                                                               350 Delaware Trust Building
                                                               Box 951
                                                               Wilmington, DE  19801
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      443                                  Janaf Assoc. LP
                          5900 East Virginia Beach Blvd.       c/o McKinley Commercial, Inc.
                          Norfolk, VA  23510                     For Bankers Trust
                                                               320 N. Main, Suite 200
                                                               Ann Arbor, MI  48104
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      450                                  Townline Square, L.P.
                          826 South Wheatly Street, STE B      1818 Crane Ridge Drive
                          Ridgeland, MS 39157                  Jackson, MS  39216
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      451                                  Cumberland Real Estate
                          3701 Austell Road                    Perry Alterman
                          Marietta, GA 30062                   333 Sandy Springs Circle
                                                               Suite 227
                                                               Altanta, GA  30328
========================= ==================================== ========================================
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
                                                13

========================= ==================================== ========================================
                                 LOCATION                            LANDLORD ADDRESS
    CORPORATION              NUMBER AND ADDRESS                  INFORMATION (IF APPLICABLE)
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      452                                  Seymour N Logan Associates
                          6175 South Westnedge Avenue          c/o Maureen Potter
                          Portage, MI  49002                   Varnum, Riddering, Schmidt & Howlett
                                                               Post Office Box 352
                                                               Grand Rapids, MI  49501-0352
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      453                                  Company, a California general
                          4645 Silva Street                    partnership
                          Lakewood, CA  90712                  Lakewood Mall Shopping Center
                                                               c/o The Mace Rich Company
                                                               233 Wilshire Blvd, Suite 700
                                                               Santa Monica, CA  90401
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      454                                  Colonial Properties, Inc.
                          3439-D McGehee Road                  Joe Escaravage
                          Montgomery, AL  36111                Interstate Park Center
                                                               2000 Interstate Park Drive #703
                                                               Montgomery, AL  36109
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      455                                  Fourteen Mile and Haggerty Partnership
                          7390 S. Haggerty                     1577 N. Woodward Avenue
                          W. Bloomfield, MI  48322             Suite 240
                                                               Bloomfield Hills, MI  48304
                                                               Southfield, MI  48034
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      456                                  Shreve City Shopping Center
                          1103 Shreveport-Barksdale Hwy.       Stanley R Gumberg,Trustee
                          Shreveport, LA  71105                c/o J.J. Gumberg Company
                                                               1051 Brinton Road
                                                               Pittsburgh, PA  15221
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      458                                  Cap-Lafayette Investors
                          5700 Johnston, B20                   c/o Centennial American Properties
                          Lafayette, LA 70503                  2100 River Edge Parkway, Suite 680
                                                               Atlanta, GA  35290
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      461                                  California Joint Ventura
                          585 N. McKinley Street               Corona Hills Marketplace a
                          Corona, CA  91719                    Gatlin Development Co.
                                                               12625 High Bluff Drive, Suite 304
                                                               San Diego, CA  92130
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      463                                  Fayetteville Morganton Road
                          5075 Morganton Road                  Associates, LP
                          Fayetteville, NC  28314              c/o Paragon Groug
                                                               5821 Fairview Road #302
                                                               Charlotte, NC  28209
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      465                                  Krausz Enterprises
                          11231 183rd Street                   651 Gateway Boulevard
                          Cerritos, CA  90701                  Suite 1010
                                                               San Francisco, CA  94080
========================= ==================================== ========================================
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
========================= ==================================== ========================================
                                 LOCATION                            LANDLORD ADDRESS
    CORPORATION              NUMBER AND ADDRESS                  INFORMATION (IF APPLICABLE)
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      474                                  Harriet Stone
                          510-520 Broadway                     6566 Ridge Mann Ave.
                          Chula Vista, CA 91910                San Diego, CA  92120
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      475                                  Seattle First National Bank
                          5801 South Sprague Ct.               Richard H. Anderson
                          Tacoma, WA  98409                    c/o Investment Consolas, CSC-4
                                                               P.O. Box 3371
                                                               Seattle, WA  98124-1471
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      477                                  Dennis Cronk
                          4035 Electric Road, SW               30 West Franklin Road
                          Roanoke, VA  24014                   Suite 800
                                                               Roanoke, VA  24011
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      478                                  Federal Realty Investment Trust
                          3031 Nutley St.                      4800 Hampden Ln. Ste. 500
                          Fairfax, VA  22031                   Bethesda, MD  20814
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      480                                  The Plaza At West Covina
                          320 S. California Ave.               1200 W. Covina Pkway, Ste. 112
                          West Covina, CA  91790               W. Covina, CA  91790
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      481                                  Antelope Valley Zone
                          1401 West Avenue P                   c/o Jerome White
                          Palmdale, CA  93551                  10801 National Blvd #600
                                                               Los Angeles, CA  90064
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      501                                  c/o Bruce S. Shelby
                          10201 B Katy Freeway                 Milton Boniak, M.D.
                          Houston, TX  77024                   1800 Bering Drive
                                                               Suite 495
                                                               Houston, TX  77057
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      502                                  Intercity Investment Properties, Inc.
                          4016-20 Bellaire Blvd.               Mr. Bert Jordan
                          Houston, TX  77025                   4301 Westside Dr. #100
                                                               Dallas, Texas  75209-6546
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      504                                  6464 TC Associates Ltd. Partnership
                          124 E. FM 1960 Bypass                One Westchase Center
                          Humble, TX  77338                    10777 Westheimer, Suite 800
                                                               Houston, Texas  77042

                                                               copy to:
                                                               Dow Coburn & Friedman
                                                               Attn: Tammy Haynes
                                                               9 Greenway Plaza
                                                               Suite 2300
                                                               Houston, TX  77056
========================= ==================================== ========================================
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                                                15

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
========================= ===================================== ========================================
                                 LOCATION                             LANDLORD ADDRESS
    CORPORATION              NUMBER AND ADDRESS                   INFORMATION (IF APPLICABLE)
------------------------- ------------------------------------- ----------------------------------------
Discovery Zone, Inc.      506                                   HPI, Ltd.
                          1201 North Central Expressway No. 30  PO Box 97772
                          Plano, TX 75075                       Dallas, Texas 75397-7772
------------------------- ------------------------------------- ----------------------------------------
Discovery Zone, Inc.      511                                   MPC Group, Inc.
                          4860 S.W. Loop 820                    Leslye Jones (Updated D19-94)
                          Ft. Worth, TX  76109-4420             12170 Abrams Road, Ste. 220
                                                                Dallas, TX  75243
------------------------- ------------------------------------- ----------------------------------------
Discovery Zone, Inc.      512                                   Owned Property
                          15240 Dallas Parkway
                          Dallas, TX 75248
------------------------- ------------------------------------- ----------------------------------------
Discovery Zone, Inc.      513                                   NCC - Sandhill
                          648 Blossom Hill Road                 c/o Nikko Capital Corp.
                          San Jose, CA  95123                   3961 MacArthur Blvd. Ste. 105
                                                                Newport Beach, CA  92660
------------------------- ------------------------------------- ----------------------------------------
Discovery Zone, Inc.      514                                   Normandy Village, L.P.
                          7912 North West Lane                  1821 East Hammon Lane, Suite E
                          Stockton, CA 95210                    Stockton, CA  95210
                                                                Attn: Leasing Coordinator
------------------------- ------------------------------------- ----------------------------------------
Discovery Zone, Inc.      516                                   Deejay Associates, an Oklahoma Prtnshp.
                          2501 W. Memorial Road #105            400 South Highway 169, Suite 800
                          Oklahoma City, OK  73134              Minneapolis, MN 55426
------------------------- ------------------------------------- ----------------------------------------
Discovery Zone, Inc.      517                                   Sollco L.C.
                          9919 E. 71st Street                   c/o Omega Development Corp.
                          Tulsa, OK  74133                      6450 South Lewis Avenue, Ste. 200
                                                                Tulsa, OK  74136
------------------------- ------------------------------------- ----------------------------------------
Discovery Zone, Inc.      518                                   Citadel Crossing Assoc.
                          855 N. Academy Blvd                   c/o The Summit Commercial Group
                          Colorado Springs, CO  80909           101 North Cascade Avenue, Suite 320
                                                                Colorado Springs, CO  80903
------------------------- ------------------------------------- ----------------------------------------
Discovery Zone, Inc.      521                                   McNeil Real Estate Fund XXIV, L.P.
                          6351 Mack Road                        c/o McNeil Real Estate Management
                          Sacramento, CA  95823                 535 East 4500 South, Suite #D-140
                                                                Salt Lake City, UT  84107-2966

------------------------- ------------------------------------- ----------------------------------------
Discovery Zone, Inc.      522                                   Kivel Revoccable Trust
                          6238 E. Broadway Blvd.                5820 E. Broadway
                          Tuscon, AZ  85711                     Tuscon, AZ  85711
                                                                Attn:  J. Kivel
------------------------- ------------------------------------- ----------------------------------------
Discovery Zone, Inc.      523                                   Naomi Bujulian
                          455 East Shaw Avenue                  6179 N. Palm Avenue
                          Fresno, CA  93710                     Fresno, CA  93704
========================= ===================================== ========================================
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                                                16

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
========================= ==================================== ========================================
                                 LOCATION                            LANDLORD ADDRESS
    CORPORATION              NUMBER AND ADDRESS                  INFORMATION (IF APPLICABLE)
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      524                                  Hawkins Companies
                          8567 West Franklin Road              Rosie White
                          Boise, ID  83709                     10346 Overland Road
                                                               Boise, ID  83709
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      525                                  Randall's Properties
                          Randall Center                       c/o Wolfe Management Services, Inc.
                          1822 SE Beltway 8                    7026 Old Katz Road
                          Pasadena, TX  77503                  Suite 301
                                                               Houston, TX  77029
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      526                                  Commonwealth Equity Trust
                          7155 Greenback Lane                  705 University Ave.
                          Citrus Heights, CA  95610            Sacramento, CA  95825-6797
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      527                                  Beverly & Henry Rowan
                          3500 Sisk Road                       c/o Liberty Property Management
                          Modesto, CA  95356                   1230 E. Orangeburg Ave., #C
                                                               Modesto, CA  95350
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      532                                  Pacific Mutual Life Insurance Co.
                          6300 San Mateo NE #G                 Attn:  Jeffery R. Dey
                          Albuquerque, NM  87109               Re:  REO-3500 Far North Shopping Center
                                                               700 Newport Center Drive
                                                               Newport Beach, CA  92660
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      541                                  EQUITY DEVELOPMENT CORPORATION
                          5011 Slide Road                      519 Gibson Street
                          Lubbock, TX  79414                   Seagoville, TX  75159
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      542                                  Price Edwards & Company
                          7110 South I-35 Service Road         Dolores Rader
                          Oklahoma City, OK 73149              1601 Northwest Expressway
                                                               Suite 500 Equity Tower
                                                               Oklahoma, OK  73118-1400

                                                               Allen Gann
                                                               Crossroads Shopping Center Inc.
                                                               1 North Hudson #200W
                                                               Oklahoma City, OK  73102
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      544                                  Eastgate Center Ltd.
                          9801 Gateway Blvd. W. - #9           c/o The Sudler Companies
                          El Paso, TX  79925                   75 Eisenhower Parkway
                                                               Roseland, NJ  07068
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      546                                  Triangle II Partners, Ltd.
                          Gateway Square                       301 Congress Ave.
                          9503 Research Boulevard #500         Suite 1300
                          Austin, TX 78759                     Austin, TX 78701
========================= ==================================== ========================================
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                                                17

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
========================= ==================================== ========================================
                                 LOCATION                            LANDLORD ADDRESS
    CORPORATION              NUMBER AND ADDRESS                  INFORMATION (IF APPLICABLE)
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      547                                  DGM Group dba Waikele Factory Stores
                          Waikele Center                       700 Bishop St., Suite 200
                          94-792 Lumiana Street                Honolulu, HI 96813
                          Waipahu, HI  96797
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      549                                  Boyer Plaza 5400 Associates
                          1836 West 5400 South                 127 S. 500 East 320
                          Taylorsville, UT 84118               Salt Lake City, UT  84102
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      551                                  Owned Property
                          (Land Only)
                          Reserve G at Town Center
                          Sugarland, TX 75060
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      552                                  Beltline & Airport Freeway J.V.
                          3301 W. Airport Freeway              c/o Cencor Realty Services, Inc.
                          Irving, TX  75060                    3102 Maple Avenue, Suite #500
                                                               Dallas, Texas  75201
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      553                                  Parkway Plaza Reo, LP
                          Parkdale Mall                        P.O. Box 5696
                          5755 Easter Freeway                  Beaumont, TX  77726
                          Beaumont, TX  77706
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      554                                  Robert W. Moore Company
                          7500 East Kellog - #100              Attn:  Mickey Clagg
                          Wichita, KS  67207                   701 N.W. 5th Street
                                                               Oklahoma City, OK  73102
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      555                                  Wal-Mart Stores, Inc.
                          4715 Billingsley Blvd                Attn:  Property management
                          Midland, TX  79705                   701 S. Walton Blvd.
                                                               Bentonville, AR  72716
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      556                                  Brookhill III Limited Liability co.
                          9110 Wadsworth Pkwy.                 Attn:  Mr. James Sullivan
                          Westminster, CO  80021               1001 Lincoln Street
                                                               Denver, CO  80203
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      559                                  KV Associates
                          2326 FM 1960 West                    c/o S.C. Management Co.
                          Houston, TX  77068                   2189 FM 1960 West, #227
                                                               Houston, TX  77268
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      560                                  Sunset-Renee Properties
                          444 Lancaster Drive, NE              2264 McGillchrist Street SE
                          Salem, OR  97301                     Suite 200
                                                               Salem, OR  97302-1147
========================= ==================================== ========================================
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                                                18

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
========================= ==================================== ========================================
                                 LOCATION                            LANDLORD ADDRESS
    CORPORATION              NUMBER AND ADDRESS                  INFORMATION (IF APPLICABLE)
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      561                                  Hunter Properties
                          217 Ranch Drive                      Attn:  Property Management
                          Milpitas, CA  95035                  20725 Valley Green Drive
                                                               Suite 100
                                                               Cupertino, CA  98014
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      563                                  Spieker Properties
                          2541-43 El Camino Real               4900 Hopyard Rd.
                          Redwood City, CA  94063              Pleasanton, CA 94588
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      565                                  General Growth Management, Inc.
                          3000 Gateway Street, #412            Attn: General Counsel
                          Springfield OR  97477                400 South Hwy. 169, Suite 800
                                                               Minneapolis, MN  55426

                                                               Copy to:
                                                               Pollack Meyers & Rosenblum
                                                               Bell Atlantic Tower, 37th Floor
                                                               1717 Arch Street
                                                               Philadelphia, PA  19103
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      566                                  Sterik Company
                          930 N. San Fernando                  c/o Auberndale Properties, Inc.
                          Burbank, CA  91504                   828 Moraga Drive
                                                               Bel Air, CA  90049
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      571                                  Calfano N.W. Partnership
                          7809 B Vancouver Plaza #180          2445 Belmont Avenue
                          Vancouver, WA  98662                 P.O. Box 2186
                                                               Youngstown, OH  44504-0186
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      716                                  D & S Realty Co.
                          6420 Mayfield Road #1609             8255 East Washington Street
                          Mayfield Heights, OH  44124          Chagrin Falls, OH  44023
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      720                                  RD Merrillville Associates, L.P.
                          Merrillville Plaza                   c/o Acadia Management Company
                          1700 E. 80th Street                  20 Soundview Marketplace
                          Merrillville, IN 46410               Port Washington, NY  11050

                                                               copy to:
                                                               Robert Masters, Esq.
                                                               20 Soundview Marketplace
                                                               Port Washington, NY  11050
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      725                                  T&S Development Company
                          1952 Bucholzer Blvd.                 Dr. George Saad
                          Akron, OH  44310                     4269 Pearl Rd.
                                                               Ste. 401
                                                               Cleveland, OH  44109
========================= ==================================== ========================================
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                                                19

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
========================= ==================================== ========================================
                                 LOCATION                            LANDLORD ADDRESS
    CORPORATION              NUMBER AND ADDRESS                  INFORMATION (IF APPLICABLE)
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      731                                  Lat Purser & Assoc. Inc.
                          8102-27A Blanding Blvd               John Hancock Realty Income
                          Jacksonville, FL  32244              901 South Kings Drive, Suite 100
                                                               Denise Howard, President
                                                               Charlotte, NC  28204
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      732                                  Zaremba Group, Inc.
                          4377 Whipple Avenue, NW              Sandra Ginnis
                          Canton, OH  44718                    14600 Detroit Avenue
                                                               Suite 1500
                                                               Lakewood, OH  44107
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      733                                  University Park Joint Venture
                          205 University Park Drive            c/o Colonial Properties
                          Winter Park, FL  32792               PO Box 11687
                                                               Birmingham, AL  35202-1687
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      734                                  Shopping Ctr. Equities
                          Discovery Zone Plaza                 4347-10 Univ. Blvd. South
                          10732 Atlantic Blvd.                 Jacksonville, FL  32216
                          Jacksonville, FL  32225
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      736                                  Tucker Properties Corp.
                          5926 Crawfordsville Road             c/o Tucker Management
                          Space 2A Center                      5852 Crawfordsville Road
                          Speedway, IN  46224                  Speedway, IN  46224
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      738                                  Banker's United Assurance Co
                          4615 Outer Loop                      4333 Edgewood Rd., N.E.
                          Louisville, KY  40219                Cedar Rapids, IA  52499
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      739                                  Vulcan Properties, Inc.
                          3441 Hazelton Road                   Ms. Nancy Miller
                          Edina, MN  55435                     c/o Eberhardt Co.
                                                               PO Box 1385
                                                               Minneapolis, MN  55440
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      740                                  Hasam Realty Ltd. Partnership
                          1403 E. Hallandale Beach Blvd.       1725 E. Hallandale Beach Blvd.
                          Hallandale, FL  33009                Hallandale, FL  33009
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      745                                  Taylorhurst Assoc.
                          2030 South Hustbourne Pkwy           c/o THP Devleop. Co.
                          Louisville, KY  40220                10000 Shelbyville Rd., Suite 221
                                                               Louisville, KY 40223
========================= ==================================== ========================================
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                                                20

========================= ==================================== ========================================
                                 LOCATION                            LANDLORD ADDRESS
    CORPORATION              NUMBER AND ADDRESS                  INFORMATION (IF APPLICABLE)
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      746                                  Shoppes of Coldwater, Inc.
                          5321 Coldwater Road                  c/o Trammell Crow Co
                          Fort Wayne, IN  46825                Two Pierce Place
                                                               Suite 700
                                                               Itasca, IL  60143
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      750                                  Cynwyd Investors
                          13700 SW 84th Street                 725 Conshohocken State Rd.
                          Miami, FL  33183                     BalaCynwyd, PA  19004
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      753                                  Capitol South, Inc.
                          12450 Tesson Ferry Rd.               11850 Studt  Ave.
                          St. Louis, MO  63128                 St. Louis, MO   63141
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      754                                  Bradley Real Estate Trust c/o
                          Shopping Center                      The Koman Group
                          2B Grandview Plaza                   One Cityplace Drive, Ste. 540
                          Florissant, MO  63033                St. Louis, MO  63141
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      755                                  Pines Palm West Associates
                          10141 Pines Blvd, #405               c/o Ross Realty Investments, Inc.
                          Pembroke Pines, FL  33026            10021 Pines Blvd, #101
                                                               Pennbroke Pines, FL  33026
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      758                                  Danis Properties L.P.
                          4286 US Highway 98 North             09500 Satellite Boulevard
                          Lakeland, FL  33809                  Orlando, FL  32837
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      759                                  Rockford Joint Venture
                          Forest Plaza                         P.O. Box 5749
                          6055 East State St.                  Indianapolis, IN  46255
                          Rockford, IL  61107
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      760                                  Flynn and Zinkan Realty
                          9493 East Washington Street          Attention: Kelly Flynn
                          Indianapolis, IN  46229              36 S. Pennsylvania Street
                                                               Suite 750
                                                               Indianapolis, IN  46204
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      761                                  COLUMBUS JOINT VENTURE
                          2745 Northland Plaza Drive           c/o M.S. Management
                          Columbus, OH  43229                    Associates Inc.
                                                               115 W. Washington St,
                                                               PO Box 7033
                                                               Indianapolis, IN  46207
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      763                                  The Shaw Company, Inc.
                          4617 Verona Road                     Madison Plaza Limited Partnership
                          Madison, WI  53711                   802 W. Broadwaye
                                                               Suite 104
                                                               Madison, WI  53713
========================= ==================================== ========================================
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                                                21

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
========================= ==================================== ========================================
                                 LOCATION                            LANDLORD ADDRESS
    CORPORATION              NUMBER AND ADDRESS                  INFORMATION (IF APPLICABLE)
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      764                                  Appleton Shops Ltd Prt
                          728 N. Casaloma Drive                c/o Chase Properties
                          Appleton, WI  54915                  25825 Science Park Drive
                                                               Suite 355
                                                               Benchwood, OH 44122
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      769                                  Battlefield Real Estate, Inc.
                          319 East Battlefield                 1275 Peachtree Street
                          Springfield, MO  65807               Suite 100
                                                               Atlanta, GA  30367-1801
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      771                                  National Amusements, Inc.
                          5225 Monroe Street                   200 Elm Street
                          Toledo, OH  43602-3603               Dedham, MA  02026
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      773                                  c/o First Wilshire Corporation
                          2002 Northway Mall                     of Penn.
                          Pittsburgh, PA  15237                Southmark Equity Partners, III
                                                               1550 McKnight Road
                                                               Pittsburgh, PA  15237
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      779                                  New Plan Realty Trust
                          4365 Merle Hay Road                  1120 Avenue of the Americas
                          Des Moines, IA   50310               New York, New York  10036
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      780                                  Albert Ratner, Trustee
                          Parma Town Plaza                     c/o RMS Investment Corp.
                          7601 W. Ridgewood Rd.                P.O. Box 30462
                          Parma, OH  44129                     Cleveland, OH  44120-1199
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      785                                  M.S. Management Company
                          1429 S. Reed Road                    David B. Smith, Tenant Coord.
                          Kokomo, IN  46902                    Merchants Plaza
                                                               P.O. Box 7033
                                                               Indianapolis, IN  46207
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      787                                  Tucker Financing Partnership
                          910 W. Lake                          40 Skokie Boulevard Suite 600
                          Sheridan Rd. & Lake St.              Northbrook, IL  60062
                          Peoria, IL  61614
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      788                                  Shopping Center
                          300 Mall Blvd.                       Management/Monroeville
                          Monroeville, PA  15146               One Turnberry Place
                                                               19495 Biscayne Blvd., Suite 900
                                                               Aventura, FL  33180
========================= ==================================== ========================================
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                                                22

========================= ==================================== ========================================
                                 LOCATION                            LANDLORD ADDRESS
    CORPORATION              NUMBER AND ADDRESS                  INFORMATION (IF APPLICABLE)
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      792                                  Bernard Schononger Shopping
                          7091-9 College Parkway               Centers, Ltd.
                          Ft. Myers, FL  33907                 5821 Hollywood Boulevard
                                                               Suite 202
                                                               Hollywood, CA  33021
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      795                                  Andrew C. Teske, Esq.
                          2779 S. Oneida Street                Attorney for WILC/Ashwaubenon
                          Ste. 101                             Limited Partnership
                          Green Bay, WI   54304                13400 Bishops Lane, Suite 100
                                                               Brookfield, WI 53005
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      796                                  Trust Realty Corp.
                          Greenwood Shopping Center            c/o Schottenstein
                          1238 US 31 North                     1798 Fredit Ave.
                          Greenwood, IN  46142                 Columbus, OH  43206
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      797                                  Developers Diversified of Alabama, Inc.
                          7001 Crestwood Blvd.,                34555 Chagrin Blvd.
                          Ste. 700                             P.O. Box 8022
                          Birmingham, AL  35210                Moreland Hills, OH  44022-8022
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      801                                  G.S.G. Properties, LLC
                          4150 Grape  Road                     401 S. Lafayette Blvd.
                          Mishawaka, IN  46545                 P.O. Box 4056
                                                               South Bend, IN  46634-4056
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      802                                  Jamestown Management Corporation
                          1956 Mt.  Zion Road                  One Lakeside Commons
                          Morrow, GA   30260                   990 Hammond Drive, Suite 520
                                                               Atlanta, GA  30328
                                                               Attn:  Richard D. Crossley
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      803                                  Cedar Creek Factory Stores Shopping
                          10101 Market Street, Ste. A5         Center
                          Mosinee, WI  54455                   9001 Business Highway #51
                                                               Wausau, WI  54401
------------------------- ------------------------------------ ----------------------------------------
Discovery Zone, Inc.      804                                  Associates Ltd.
                          1999 Barataria Blvd.                 Marrero Land & Improvement
                          Marrero, LA  70072                   5201 Westbank Expressway
                                                               Marrero, LA  70022
========================= ==================================== ========================================